As filed with the Securities and Exchange Commission January 21, 1997.


                                                    1933 Act Reg. No. 33-88316
                                                    1940 Act File No. 811-8932
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                       __________________________________

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [  ]
                           POST-EFFECTIVE AMENDMENT NO. 5                    [X]

                                      and

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [  ]
                                  AMENDMENT NO. 7                            [X]



                       _________________________________
                              Artisan Funds, Inc.
                                  (Registrant)

                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202

                       Telephone Number:  (414) 390-6100
        Andrew A. Ziegler                    Janet D. Olsen
        Artisan Funds, Inc.                  Bell, Boyd & Lloyd
        1000 North Water Street, #1770       Three First National Plaza, #3300
        Milwaukee, Wisconsin 53202           Chicago, Illinois 60602



     As filed with the Securities and Exchange Commission January 17, 1997.
                              (Agents for Service)

                          ____________________________


                Amending Parts A, B, and C and filing Exhibits.

             It is proposed that this filing will become effective:

                      immediately upon filing pursuant to rule 485(b)

                      on _________________ pursuant to rule 485(b)

                      60 days after filing pursuant to rule 485(a)(1)

                X     on March 22, 1997 pursuant to rule 485(a)(1)

                      75 days after filing pursuant to rule 485(a)(2)

                      on _________________ pursuant to rule 485(a)(2)


Registrant has previously elected to register an indefinite number of its shares of common stock of the series Artisan Small Cap Fund and Artisan International Fund pursuant to Rule 24f-2. Registrant filed its Rule 24f-2 Notice for the fiscal year ended June 30, 1996 on August 27, 1996.



  THIS POST-EFFECTIVE AMENDMENT NO. 5 TO THE REGISTRATION STATEMENT OF ARTISAN FUNDS, INC. (1933 ACT NO. 33-88316) DOES NOT AFFECT THE SERIES OF ARTISAN
FUNDS, INC. DESIGNATED ARTISAN SMALL CAP FUND.  THE PROSPECTUS AND STATEMENT OF
  ADDITIONAL INFORMATION RELATING TO ARTISAN SMALL CAP FUND ARE THEREFORE NOT
                INCLUDED IN THIS POST-EFFECTIVE AMENDMENT NO. 5.

                              ARTISAN FUNDS, INC.

         Cross-reference sheet pursuant to rule 495(a) of Regulation C

Item          Location or Caption
----          -------------------------


              PART A (PROSPECTUS) - ARTISAN SMALL CAP FUND
              --------------------------------------------

     This post-effective amendment no. 5 to the registration statement of Artisan Funds, Inc. (1933 Act No. 33-88316) does not affect the series of Artisan Funds, Inc. designated Artisan Small Cap Fund. The prospectus relating to Artisan Small Cap Fund is therefore not included in this post-effective amendment no. 5.

              PART A (PROSPECTUS) - ARTISAN INTERNATIONAL FUND - ORIGINAL SHARES
              ------------------------------------------------------------------

1 (a)-(b)         Front cover

2 (a)             Expenses and Performance - Expenses
  (b)-(c)         Contents; The Fund at a Glance

3 (a)             Expenses and Performance - Financial Highlights
  (b)             Not applicable
  (c)-(d)         Expenses and Performance - Performance

4 (a)(i)          The Fund in Detail - Organization
     (ii)         The Fund at a Glance; The Fund in Detail - The Fund's
                    Investment Philosophy;
                  The Fund in Detail - Securities, Investment Practices and
                    Risks
  (b)             The Fund in Detail - Securities, Investment Practices and
                    Risks
  (c)             The Fund at a Glance - Who May Want to Invest;
                  The Fund in Detail - The Fund's Investment Philosophy;
                  The Fund in Detail - Securities, Investment Practices and
                    Risks

5 (a)             The Fund in Detail - Organization
  (b)             The Fund in Detail - Organization; The Fund in Detail -
                    Management;
                  The Fund in Detail -Expenses; Expenses and Performance -
                    Expenses;
                  Your Account - Doing Business with the Fund
  (c)             The Fund in Detail - Organization; The Fund in Detail -
                    Management
  (d)             Not applicable
  (e)             Your Account - How to Buy Shares; Your Account - How to Sell
                    Shares;
                  Your Account - Doing Business with the Fund
  (f)             Expenses and Performance - Expenses; The Fund in Detail -
                    Expenses
  (g)             Not applicable


Item          Location or Caption
----          ------------------------


5A                Not applicable [included in annual report to shareholders]

6 (a)             The Fund in Detail - Organization; Your Account - How to Buy
                    Shares;
                    Your Account - How to Sell Shares
  (b)-(d)         Not applicable
  (e)             Your Account - Doing Business with the Fund; Your Account -
                  How to Buy Shares; Your Account - How to Sell Shares;
                  Shareholder and Account Policies - Statements and Reports;
                  Your Account - Doing Business with the Fund
  (f)-(g)         Dividends, Capital Gains and Taxes
  (h)             Supplement to Prospectus - Organization

7 Your Account - Doing Business with the Fund; Your Account - How to Buy Shares; Shareholder and Account Policies -
                    Purchases
  (a)             Not applicable
  (b)             Your Account - How to Buy Shares; Shareholder and
                  Account Policies - Share Price
  (c)             Not applicable
  (d)             Your Account - How to Buy Shares
  (e)-(f)         Not applicable

8 (a) Your Account - Doing Business with the Fund; Your Account - How to Sell Shares; Shareholder and Account Policies -
                    Redemptions
  (b)             Shareholder and Account Policies - Purchases
  (c)-(d)         Shareholder and Account Policies - Redemptions

9                 Not applicable

         PART A (PROSPECTUS) - ARTISAN INTERNATIONAL FUND - INSTITUTIONAL SHARES
         -----------------------------------------------------------------------

1 (a)-(b)         Front cover

2 (a)             Expenses
  (b)-(c)         Contents; The Fund at a Glance

3 (a)             Financial Highlights
  (b)             Not applicable
  (c)-(d)         Performance

4 (a)(i)          The Fund in Detail - Organization
     (ii)         The Fund at a Glance; The Fund's Investment Philosophy;
                  Securities, Investment Practices and Risks
  (b)             Securities, Investment Practices and Risks
  (c)             The Fund at a Glance - Who May Want to Invest;
                  The Fund in Detail - The Fund's Investment Philosophy;
                  Securities, Investment Practices and Risks

Item          Location or Caption
----          -------------------------

5 (a)             The Fund in Detail - Organization
  (b)             The Fund in Detail - Organization; The Fund in Detail -
                    Management;
                  Expenses; The Fund in Detail - Expenses; Purchasing and
                  Redeeming Shares - Doing Business with Artisan Funds
  (c)             The Fund in Detail - Organization; The Fund in Detail -
                    Management
  (d)             Not applicable
  (e)             Purchasing and Redeeming Shares - How to Invest; Purchasing
                    and Redeeming Shares - How to Redeem Shares
  (f)             Expenses; The Fund in Detail - Expenses
  (g)             Not applicable
5A                Not applicable [included in annual report to shareholders]

6 (a) The Fund in Detail - Organization; Purchasing and Redeeming Shares - How to Invest; Purchasing and Redeeming Shares - How to Redeem Shares
  (b)-(d)         Not applicable
  (e)             Purchasing and Redeeming Shares - How to Invest;
                  Purchasing and Redeeming Shares - How to Redeem Shares; Statements and Reports
  (f)-(g)         Dividends, Capital Gains and Taxes
  (h)             Front Cover; The Fund at a Glance - International
                    Institutional Shares

7                 Purchasing and Redeeming Shares - Who May Invest;
                  Purchasing and Redeeming Shares - How to Invest
  (a)             Not applicable
  (b)             Purchasing and Redeeming Shares - How to Invest; Net Asset
                    Value
  (c)             Not applicable
  (d)             Purchasing and Redeeming Shares - Who May Invest
  (e)-(f)         Not applicable

8 (a)             Purchasing and Redeeming Shares - Doing Business with the
                    Fund;
                  Purchasing and Redeeming Shares - How to Redeem Shares;
  (b)             Purchasing and Redeeming Shares - How to Redeem Shares
  (c)-(d)         Purchasing and Redeeming Shares - How to Redeem Shares

9                 Not applicable

           PART B (STATEMENT OF ADDITIONAL INFORMATION) - ARTISAN SMALL CAP FUND
           ---------------------------------------------------------------------

                  This post-effective amendment no. 5 to the registration statement of Artisan Funds, Inc. (1933 Act No. 33-88316) does not affect the series of Artisan Funds, Inc. designated Artisan Small Cap Fund. The statement of additional information relating to Artisan Small Cap Fund is therefore not included in this post-effective amendment no. 5.

           PART B (STATEMENT OF ADDITIONAL INFORMATION) -
           ARTISAN INTERNATIONAL FUND
           ----------------------------------------------


10                Front cover

11                Front cover

12                Part A - Organization

13(a)-(c)         Investment Objectives and Policies; Investment
                  Techniques and Risks; Investment Restrictions
  (d)             Investment Techniques and Risks

14(a)-(b)         Directors and Officers
    (c)           Not applicable

15(a)-(b)         Not applicable
    (c)           Directors and Officers

16(a)(i)          Investment Advisory Services
       (ii)       Directors and Officers
       (iii)      Investment Advisory Services
    (b)           Investment Advisory Services
    (c)-(g)       Not applicable
    (h)           Custodian; Independent Accountants
    (i)           Not applicable

17  (a)           Portfolio Transactions
    (b)           Not applicable
    (c)-(d)       Portfolio Transactions
    (e)           Not applicable

18  (a)           Information about the Fund
    (b)           Not applicable

19(a)-(c)         Purchasing and Redeeming Shares

20                Additional Tax Information

21                Not applicable

22  (a)           Not applicable
    (b)           Performance Information

23                Financial Statements


                        ARTISAN INTERNATIONAL FUND
                      Supplement dated March 22, 1997
                    to Prospectus dated August 19, 1996

    Artisan International Fund now offers two classes of shares. The two classes are Artisan International Shares ("International Shares") and Artisan International Institutional Shares ("International Institutional Shares"). The prospectus dated August 19, 1996 offers International Shares. International Institutional Shares are offered by a separate prospectus.

FINANCIAL HIGHLIGHTS (see page 6 of the prospectus)
-------------------------------------------------------------------------------

     The prospectus contains information showing the results of an investment in International Shares throughout the period December 28, 1995 (the commencement of operations) through June 30, 1996. Shown below is comparable information for the period July 1, 1996 through December 31, 1996. This information is unaudited.

                                                             Period
                                                              Ended
                                                            12/31/96
                                                          (unaudited)
                                                       --------------

Net asset value, beginning of period                          $12.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         (0.05)
Net realized and unrealized gains on securities
and foreign currency held                                       1.40
                                                            --------
Total from investment operations                                1.35
                                                            --------
DISTRIBUTIONS: NET REALIZED CAPITAL GAINS                     (0.11)
                                                            --------
Net asset value, end of period                                $13.32
                                                            ========
TOTAL RETURN                                                 34.4%<F2>
RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of period                                $191.6
Ratio of expenses to average net assets                        1.8%<F1>
Ratio of net investment income to average net assets         (0.4)%<F1>
Portfolio turnover rate                                      55.9%<F2>
Average commission per share                                  $.0129

<F1>    Annualized
<F2>   Not Annualized

ORGANIZATION (see page 17 of the prospectus)
-------------------------------------------------------------------------------

     Artisan Funds' charter authorizes its board of directors to issue fifty billion full and fractional shares of capital stock, $.001 par value per share, of which 5 million shares are designated International Shares. Under the charter, the board of directors has the power to classify or reclassify any unissued shares of Artisan Funds into one or more additional series or classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may also, without shareholder approval, increase the number of authorized shares of the Fund.

     Artisan International Fund offers a separate class of shares designated International Institutional Shares, pursuant to a separate prospectus. International Institutional Shares are offered to institutional investors with a minimum initial investment of $2 million. That very high minimum initial investment permits the International Institutional Shares to have lower operating expenses than the International Shares. Shares of each class (the International Institutional Shares and the International Shares) represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher expected expense ratio of the International Shares, the total return on International Shares can be expected to be lower than the total return on the International Institutional Shares. Investors may obtain information about the International Institutional Shares by calling Artisan Partners at 1-800-399-1770.

     All shares participate equally in dividends and other distributions declared by the board of directors (although the amounts of the dividends and distributions of the International Shares and International Institutional Shares will differ because of the different expenses they may bear), and all shares of the Fund have equal rights in the event of liquidation of the Fund. Shares of the Fund have no preemptive, conversion or subscription rights.

     Each share of Artisan Funds has one vote. Shareholders of the Fund and each other series of Artisan Funds will vote in the aggregate except where otherwise required by law and except that each Fund, and each class of Artisan International Fund, will vote separately on matters in which the interests of that Fund or class differ from the interests of any other Fund or class, and will have exclusive voting rights on matters affecting only that Fund or class.

SHARE PRICE (see page 12 of the prospectus)
-------------------------------------------------------------------------------

     THE NET ASSET VALUE PER INTERNATIONAL SHARE is the value of a single International Share, and is computed by adding up the International Shares' pro rata share of the value of the Fund's investments, cash, and other assets, subtracting the International Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to the International Shares and then dividing the result by the number of International Shares outstanding.

DISTRIBUTION OPTIONS (see page 15 of the prospectus)
-------------------------------------------------------------------------------

     Reinvestment of dividends and capital gain distributions on International Shares is in additional International Shares. When you reinvest, the reinvestment price is the net asset value per International Share at the close of business on the reinvestment date.



                                  ARTISAN FUNDS

                            ARTISAN INTERNATIONAL FUND
                                   PROSPECTUS

                                AUGUST 19, 1996

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.

Please read this prospectus before investing and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

A Statement of Additional Information dated the date of this prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference (is legally considered a part of this prospectus). The Statement of Additional Information is available free upon request by calling 1-800-344-1770.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                    ARTISAN
                              INTERNATIONAL FUND

                                A No-Load Fund

ARTISAN INTERNATIONAL FUND invests for maximum long-term capital growth. The Fund seeks to achieve its objective by investing primarily in the stocks of foreign companies.


                                  PROSPECTUS

                                AUGUST 19, 1996

                               ARTISAN FUNDS, INC.
                      1000 NORTH WATER STREET, SUITE 1770
                           MILWAUKEE, WISCONSIN 53202


CONTENTS
--------
The Fund at a Glance         4  Goal, Strategy, Management, Who
                                May Want to Invest, and Risks and
                                Returns

Expenses and Performance     5  Expenses

                             6  Financial Highlights and
                                Performance

Your Account                 7  Doing Business with the Fund,
                                How to Buy Shares, Minimum
                                Investments and Automatic
                                Investment Plan

                             8  Ways to Set up Your Account

                            10  How to Sell Shares

Shareholder and Account     12  Statements and Reports,
Policies                        Share Price
                                and Purchases

                            13  Redemptions and Account
                                Registration

                            14  Telephone Transactions and
                                Telephone Exchange Plan

Dividends, Capital Gains    15  Distribution Options and Taxes
and Taxes
                            16  Foreign Income Taxes and
                                Understanding Distributions

The Fund in Detail          17  Organization and Management

                            18  Expenses and The Fund's
                                Investment Philosophy

                            19  Securities, Investment Practices
                                and Risks

                            20  Equity Securities and
                                Foreign Securities

                            21  Debt Securities, Convertible
                                Securities and Managing
                                Investment Exposure

                            23  Illiquid and Restricted Securities,
                                Diversification, Lending Portfolio
                                Securities; Repurchase Agreements;
                                When-Issued and Delayed-Delivery
                                Securities, Borrowing and Other
                                Investment Companies

                            24  Portfolio Turnover


THE FUND AT A GLANCE
--------------------

GOAL
Artisan International Fund (the "Fund"), one of the series of funds of Artisan Funds, invests for maximum long-term capital growth.

STRATEGY
The Fund generally invests in the stocks of foreign companies and uses its own detailed research process to identify investment opportunities. The Fund's research method is both "top-down" and "bottom-up." That means that country selection and stock selection are equally important parts of the investment process.

Country selection involves identifying the regions and countries of the world which are enjoying improving or rapid economic growth. The Fund avoids countries that, while showing favorable economic growth, appear to have overvalued markets. Economic growth is determined principally from the standpoint of gross domestic product growth, corporate profitability, current account and currency issues, interest rates, and social changes.

Having identified favorable areas of the world for growth, the Fund seeks out the stocks of companies best positioned to capitalize on that growth. In this process, the Fund emphasizes well-managed companies with dominant or increasing market share in strong industries. It focuses on companies with above-average financial characteristics and accelerating earnings per share. The Fund also analyzes relative valuations using a variety of criteria such as price-to-earnings ratios and avoids stocks that are trading at unsustainable or unusually high valuations.

MANAGEMENT: Artisan Partners Limited Partnership ("Artisan Partners"), located in Milwaukee, Wisconsin and San Francisco, California, selects investments for the Fund. Mark Yockey, vice president of Artisan Funds, is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. He makes all investment decisions with the assistance of a team of Artisan Partners investment research and trading professionals.

WHO MAY WANT TO INVEST
Artisan International Fund is designed for investors who want maximum long-term capital growth rather than income and who have the long-term investment outlook needed for investing in the stocks of foreign companies.

RISKS AND RETURNS
The Fund intends to be substantially fully invested in foreign equity securities in ordinary circumstances. The Fund also may invest in other types of equity securities and debt securities. The Fund may invest without limit in short-term corporate obligations or government obligations (U.S. or foreign) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable.

The Fund may invest in derivative securities which may involve significant risks and may increase the volatility of the Fund.

Historically, stocks have shown greater growth than other types of securities. In the short term, however, stock prices may fluctuate widely in response to company, market or economic news. Investing in foreign securities involves certain risks not typically associated with investing in U.S. securities, including fluctuation of exchange rates of foreign currencies, differences in accounting and financial reporting standards, differences in settlement and trading practices, less liquidity in some markets and generally higher transaction costs. The Fund does not pursue income and is not by itself a balanced investment plan.

The Fund seeks to limit risk by selecting companies with experienced management, positive cash flows and sustainable growth prospects and diversifying its holdings, to avoid concentration in any one country, industry or stock. The Fund also uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio.

The value of the Fund's investments and the return it generates vary from day to day. Performance depends on Artisan Partners' skill in selecting individual stocks, as well as general market and economic conditions in the countries in which the Fund is invested. When you sell your shares, they may be worth more or less than you paid for them.

See "Securities, Investment Practices and Risks" on page 19 for more information on the types of investments the Fund may make, and "Your Account" on page 7 for information on how to buy and redeem shares.

EXPENSES AND PERFORMANCE
------------------------

EXPENSES

Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund.


Maximum sales charge on purchases
and reinvested dividends.................. NONE

Deferred sales charge on redemptions...... NONE

Redemption fee............................ NONE

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS). The Fund pays its own operating expenses, including a management fee to Artisan Partners. The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Fund's expenses are factored into its share price or dividends, are subtracted from the share price daily, and are not charged directly to shareholder accounts.

The Fund expects to incur the following expenses during its first full fiscal year ending June 30, 1997:

Management fee............................   1.00%

12b-1 fee.................................    NONE

Other expenses <F3>.......................    .72%
                                            ------
Total operating expenses..................   1.72%
                                            ======

<F3> Estimated based on the expenses the Fund expects to incur in the fiscal year ending June 30, 1997. A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire (currently $5.00).


Artisan Partners has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.50% of average net assets annually. The purpose of the expense table is to help an investor understand the costs and expenses associated with investing in the Fund.

EXAMPLE: Let's say, hypothetically, that the Fund's annual return is 5% and that its operating expenses are exactly as shown in the column to the left. For every $1,000 you invested, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

After 1 year........... $18.06
After 3 years.......... $55.93

This example illustrates the effect of expenses, but is not meant to suggest actual or expected costs or returns, all of which may be more or less than those shown in the example. Because the Fund is new, the above amounts are estimates.

UNDERSTANDING EXPENSES

Operating a mutual fund requires paying for portfolio management, shareholder statements, tax reporting and other services. These costs are paid from the Fund's assets; any quoted share price or return is after expenses.

FINANCIAL HIGHLIGHTS

The information below shows the results of an investment in the Fund throughout the period December 28, 1995 (the commencement of operations) through June 30, 1996. This information was audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's annual report to shareholders.


Net asset value, commencement of
  operations..................................     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................       0.04
Net realized and unrealized
  gains on securities and foreign
  currency held                                      2.04
                                                   ------
Total from investment operations                     2.08
                                                   ------
Net asset value, end of period................     $12.08
                                                   ======
Total return..................................   20.80%<F5>

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.......     2.50%<F4>
Ratio of net investment income
  to average net assets.......................     2.40%<F4>
Portfolio turnover rate.......................     57.00%

 <F4>  Annualized
 <F5>  Not Annualized


PERFORMANCE

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects the Fund's performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smoothes out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. The Fund may sometimes show its performance compared to certain performance rankings, averages or stock indexes (described more fully in the Statement of Additional Information).

YOUR ACCOUNT
------------

DOING BUSINESS WITH THE FUND

The Fund provides shareholders with service 7 days a week, 24 hours a day.

To reach the Fund, call 1-800-344-1770.


HOW TO BUY SHARES

You can open a new account by:

- mailing in an application with a check for $1,000 or more, or

- exchanging $1,000 or more from your existing account with Artisan Small Cap Fund, another series of Artisan Funds. For more details, see "Telephone Exchange Plan" on page 14.

After your account is open, you may add to it by:

- mailing a check or money order along with either the form at the bottom of your account statement, or a letter of instruction (the Fund does not accept third-party checks);

- moving money from your bank account by telephone provided you have elected this privilege on your new account application;

- moving an investment from Artisan Small Cap Fund to the Fund by telephone provided you have elected this privilege;

- wiring money from your bank; or

- making automatic investments.

The Fund is a NO-LOAD FUND, which means you pay no sales commissions of any kind. The price you pay for shares is the net asset value per share next calculated after your investment is received and accepted. An order is considered received when the application (for a new account) or information identifying the account and the money are received. See "Shareholder and Account Policies' on page 12 for information about share price. The Fund does not issue share certificates.

MINIMUM INVESTMENTS
-------------------
To open an account                         $ 1,000
To add to an account                       $    50
Minimum balance                            $   500

The initial minimum investment will be waived if you participate in the Automatic Investment Plan. Because it is very expensive for the Fund to maintain small accounts (and that cost is borne by all shareholders), the Fund reserves the right to close your account if the value is less than $500 (or $1,000 if you discontinued the Automatic Investment Plan before your account reached $1,000). Before closing a small account, the Fund will notify you and allow you at least 30 days to bring the value of the account up to the minimum.


AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan is a convenient way for you to make regular, systematic investments into your Fund. Through the Automatic Investment Plan, you purchase shares by transferring money (minimum of $50 per transaction) from your designated checking or savings account. Your automatic investment in the Fund will be processed monthly on a draft date designated by you, between the 3rd and 28th of the month only. The draft will be made ON OR ABOUT, possibly earlier or later than, the date requested due to the processing complexities associated with weekends, holidays, etc. Artisan Funds will NOT be responsible for non-sufficient funds fees.


WAYS TO SET UP YOUR ACCOUNT
---------------------------

INDIVIDUAL OR JOINT OWNERSHIP
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.


RETIREMENT
To defer taxes on your retirement savings

Retirement plans allow individuals to defer taxes on investment income and capital gains. Contributions to these accounts may be tax deductible. RETIREMENT ACCOUNTS REQUIRE SPECIAL APPLICATIONS WHICH MAY BE OBTAINED BY CALLING 1-800-344-1770.

-INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70
 1/2 with earned income to invest up to $2,000 per tax year.

-ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

-SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) allow small business owners or those with self-employment income to make tax-deductible contributions of up to $22,500 per year for themselves and any eligible employees.

-OTHER RETIREMENT PLANS - The Fund may be used as an investment in other kinds of retirement plans, including Keogh or corporate profit sharing and money purchase plans, 403(b) plans and 401(k) plans. All of these accounts need to be established by the trustee of the plan. The Fund does not offer prototypes of these plans.

An IRA disclosure statement is delivered in advance of opening any IRA account and contains information unique to retirement accounts. It also contains a summary of the custodian fees which may be incurred for set-up and maintenance of an IRA account.


GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)
To invest for a minor's education or other future needs

These custodial accounts provide a way to give money to a minor. The account application should include the child's social security number.


TRUST OR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN
For money being invested by a trust, employee benefit plan, or profit-sharing plan

The trust or plan must be established before an account can be opened. The date of the trust or plan should be included on the new account application.


BUSINESS OR ORGANIZATION
For investment needs of corporations, associations, partnerships, institutions or other groups

You will need to send a certified corporate resolution (indicating which officers are authorized to act) with your application.


HOW TO BUY SHARES
-----------------

MAIL
TO OPEN AN ACCOUNT:

- Complete and sign the new account application. Make your check or money order payable to "Artisan Funds" or "Artisan International Fund.' Third-party checks will not be accepted.

  Mail to the address on the new account application. FOR OVERNIGHT DELIVERY
  USE:

   Artisan Funds
   c/o Boston Financial Data Services
   2 Heritage Drive
   Quincy, MA 02171

TO ADD TO AN ACCOUNT:
- Make your check or money order payable to "Artisan Funds" or "Artisan International Fund." Put your account number on your check.

  Mail check and either the form at the bottom of your account statement, or a letter of instruction to the address on your account statement. FOR OVERNIGHT DELIVERY USE:

     Artisan Funds
     c/o Boston Financial Data Services
     2 Heritage Drive
     Quincy, MA 02171


PHONE 1-800-344-1770
TO OPEN AN ACCOUNT:

- You may not open a new account by telephone, except by exchange of at least $1,000 or more from your identically registered account with Artisan Small Cap Fund.

- You may establish the telephone transaction option when you open an account by electing the option on your new account application.

TO ADD TO AN ACCOUNT:
- If you did not elect the telephone transaction option on your new account application for the Fund or for Artisan Small Cap Fund, complete the shareholder options form to make investments by phone from $50 to $25,000 into your account and to participate in the telephone exchange plan.

- All telephone trades must be placed between 7:00 a.m. and 3:00 p.m. Central time on days the NYSE is open for trading.


WIRE
TO OPEN AN ACCOUNT:
- Call 1-800-344-1770 for instructions on opening an account by wire.

TO ADD TO AN ACCOUNT:
- Call 1-800-344-1770 for instructions on adding to an account by wire.


AUTOMATIC INVESTMENT PLAN
TO OPEN AN ACCOUNT:

- If you sign up for the Automatic Investment Plan when you open your account, the minimum initial investment will be waived.

- Complete and sign the Automatic Investment Plan section of the new account application.

TO ADD TO AN ACCOUNT:

- Sign up for the Automatic Investment plan on the shareholder options form or call 1-800-344-1770 for instructions on how to add to your existing account.


YOUR ACCOUNT - CONTINUED

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted. See "Shareholder and Account Policies" on page 12 for more information about share price.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA account, your request must be made in writing. If you need an IRA distribution form, call us at 1-800-344-1770.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

- each owner's name and address,

- the Fund's name,

- your account number,

- the dollar amount or number of shares to be redeemed, and

- the signature of each owner as it appears on the account.

Mail your letter to:
 Artisan Funds
 c/o Boston Financial Data Services
 P.O. Box 8412
 Boston, MA 02266-8412

For overnight delivery use:

 Artisan Funds
 c/o Boston Financial Data Services
 2 Heritage Drive
 Quincy, MA 02171


CERTAIN REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE, designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

- you wish to redeem more than $25,000 worth of shares;

- if you add/change your name or add/remove an owner on your account;

- if you add/change the beneficiary on your account;

- the check is being mailed to an address different than one on your account (record address);

- the check is being made payable to someone other than the account owner;

- when you add the telephone redemption option to your existing account;

- if you transfer the ownership of your account; or

- if you have changed the address on the account by phone within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

When purchases are made by check or automatic investment plan, payment of redemption proceeds may be delayed until the Fund is reasonably certain that payment for the shares has been collected, which may take as long as 15 days.


HOW TO SELL SHARES                      SPECIAL REQUIREMENTS
------------------                      --------------------

NOTE: Some redemptions require signature guarantees. See page 10.

MAIL
Individual, Joint Owners,
Sole Proprietorships,
UGMA, UTMA           - The letter of instruction must be signed by all persons
                       required to sign for transactions (usually, all owners of the account) exactly as their names appear on the account.

Trust                - The letter of instruction must include the signatures of all trustees.

All Others           - Call 1-800-344-1770 for instructions.


PHONE 1-800-344-1770
All accounts
except IRAs          - You automatically have the telephone redemption option
                       (which allows you to redeem at least $500 and up to $25,000 worth of shares per day by phone) unless you declined it on your new account application. If you declined the telephone redemption option, call 1-800-344-1770 for instructions on how to add it.

                     - All telephone trades must be placed between 7:00 a.m.
                       and 3:00 p.m. Central time on days the NYSE is open for trading.


WIRE
All account types
except IRAs          - We will transmit payment by wire for a fee (currently
                       $5.00) to a pre-authorized bank account. Usually, the funds will arrive at your bank the next business day.


SYSTEMATIC WITHDRAWALS
All account types
except IRAs          - Sign up for systematic withdrawals (distributions from
                       your account at regular intervals in specified dollar amounts of at least $50) by calling 1-800-344-1770 for instructions on how to add this option.

                     - You must have at least $5,000 in your account before you are eligible to sign up for this option. If the amount in your account is not sufficient to meet a withdrawal, the remaining amount in the account will be redeemed.


SHAREHOLDER AND ACCOUNT POLICIES
--------------------------------

STATEMENTS AND REPORTS

Statements and reports that the Fund sends to you include:

- Confirmation statements (after every transaction in your account or change in your account registration);

- Account statements (quarterly);

- Annual and semi-annual reports with financial statements; and

- Year-end tax statements.

We recommend that you keep each quarterly account statement and, especially, each calendar year-end statement with your other important financial papers since you may need to refer to them at a later date for tax purposes.

If you need copies of current or preceding year statements call 1-800-344-1770. Copies of statements for earlier years are available and are subject to a $10 processing fee.

SHARE PRICE

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange ("NYSE") is open. THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are the same and represent the Fund's net asset value per share calculated at the next Closing Time after receipt of your purchase or redemption order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

THE FUND'S NET ASSET VALUE PER SHARE is the value of a single share, and is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.

Fund securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the board of directors believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

PURCHASES

- All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

- The Fund does not accept cash, credit cards or third-party checks.

- If your check or telephone purchase order does not clear, your purchase will be cancelled and you will be liable for any losses or fees the Fund or its transfer agent incurs.

- Your ability to make automatic investments and telephone purchases may be immediately terminated if any item is unpaid by your financial institution.

- THE FUND RESERVES THE RIGHT to reject any purchase order. For example, a purchase order may be refused if, in Artisan Partners' opinion, it is so large that it would disrupt management of the Fund.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with the Fund may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the Fund's net asset value is calculated on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may impose charges on their clients for their services and those charges could constitute a significant portion of a smaller account.

Some financial institutions that maintain nominee accounts with the Fund for their clients who own Fund shares charge an annual fee of .35% of the average net assets held in such accounts for accounting, servicing and distribution services they provide with respect to the underlying Fund shares. Those fees are allocated between the Fund and Artisan Partners with the Fund paying an amount not to exceed a cost approximating the transfer agency expense that would be incurred by the Fund if the shares held in those nominee accounts were held directly by the beneficial owners. The balance of the fee, and all other expenses incurred in the sale and promotion of Fund shares, is paid by Artisan Partners.

REDEMPTIONS

- Normally, redemption proceeds will be mailed within seven business days after receipt of the request for redemption.

- The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check or by an automatic investment or telephone purchase, which can take up to fifteen days.

- If you make a telephone redemption, the Fund will send payment for your redemption one of three ways: (i) by mail; (ii) by Electronic Funds Transfer
  (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer. The cost of the wire (currently $5.00) will be deducted from the payment. Your bank also may impose a fee for the incoming wire. Payment by EFT will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

If the Fund sends you a check (paying for a redemption, systematic withdrawal payment, or a dividend or capital gain distribution you elected to receive in cash) and the check is returned "undeliverable" or remains uncashed for six months, the check will be cancelled and the proceeds will be reinvested in the Fund at the net asset value per share on the date of cancellation. In addition, after that six-month period, your systematic withdrawal payments will be cancelled and future withdrawals will occur only when requested, or your cash election will automatically be changed and future dividends and distributions will be reinvested in your account.

ACCOUNT REGISTRATION

ADDRESS CHANGES for your account may be made by writing us a letter or by calling us at 1-800-344-1770. The Fund will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 60 days after a change of address by phone. During those 60 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

TELEPHONE TRANSACTIONS

YOU MAY INITIATE MANY TRANSACTIONS, INCLUDING EXCHANGES, PURCHASES AND REDEMPTIONS, BY TELEPHONE. The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of telephone transactions. If the Fund fails to follow reasonable procedures, the Fund may be responsible for resulting losses.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), consider placing your order by mail.

TELEPHONE EXCHANGE PLAN

The telephone exchange plan permits you to transfer investments between your Artisan Small Cap Fund account and your Artisan International Fund account between the hours of 7:00 a.m. and 3:00 p.m., Central time on days the NYSE is open for trading. Artisan Small Cap Fund is another series of Artisan Funds.

Each exchange between accounts must be at least $1,000. The price of shares exchanged between Artisan Small Cap Fund and the Fund is determined at the end of that day's trading session.

Telephone exchange plan restrictions:

- To exchange between funds, you must have an account with Artisan Small Cap Fund and Artisan International Fund. Your accounts must be registered in the same name, address and taxpayer identification number.

- To open a Fund account by telephone by exchanging an investment from Artisan Small Cap Fund, you must have previously elected the telephone transaction option for that fund.

- Because Artisan Small Cap Fund is closed to new investors, you may not open an account with that fund unless you meet the eligibility requirements identified in the Artisan Small Cap Fund prospectus.

- Before exchanging into Artisan Small Cap Fund, you should carefully read its prospectus which may be obtained by calling 1-800-344-1770.

- The exchange of shares may have tax consequences to you.

- If your account is subject to backup withholding, you may not use the telephone exchange plan.

- Because excessive trading can hurt performance and shareholders, Artisan Funds reserves the right to temporarily or permanently terminate the telephone exchange plan of any investor who makes excessive use of the plan. Artisan Funds also may limit the number of transfers per calendar year.

- Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time, but will try to give you prior notice whenever it is able to do so.


DIVIDENDS, CAPITAL GAINS AND TAXES
----------------------------------

The Fund intends to distribute substantially all of its net income and net realized capital gains to shareholders at least annually.

DISTRIBUTION OPTIONS

When you open an account, specify on your new account application how you want to receive your distributions. If you later want to change your distribution option, you may do so either by a written request or by calling us at 1-800-344-1770. The Fund offers three options:

- REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your new account application, your distributions will be reinvested automatically.

- INCOME-ONLY OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend.

- CASH OPTION. You will be sent a check for all distributions.

FOR IRA ACCOUNTS, all distributions are automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA and might be subject to income tax and penalties if you are under 59 1/2 years old. After you are 59 1/2, you may request payment of distributions in cash which might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date, which is usually one week after the ex-dividend date.

TAXES

As with any investment, you should consider how the return on your investment in the Fund will be taxed. If your account is a tax-deferred account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply. If your account is not a tax-deferred account, however, you should be aware of the following tax rules:

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and also may be subject to state or local taxes. If you live outside the United States, your distributions also could be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if they were received by you on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement, called a Form 1099, showing the amount of each taxable distribution you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares you will recognize a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January reporting, among other things, your average cost basis in the shares you sold. This will allow you or your tax preparer to determine whether a redemption resulted in a capital gain or loss and the tax consequences of that gain or loss. However, be sure to keep your regular account statements; the information they contain will be essential in verifying the amount of your capital gains or losses.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with applicable IRS regulations including the certification procedures described above, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

FOREIGN INCOME TAXES

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividend but will be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund. You will receive this information as part of your Form 1099.

UNDERSTANDING DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund's net income and any gains realized on its investments. The Fund's income from dividends and interest and any net realized short-term gain are paid to you as DIVIDENDS. The Fund realizes long-term capital gains whenever it sells securities held for more than one year for a higher price than it paid for them. Net realized long-term gains are paid to you as CAPITAL GAIN DISTRIBUTIONS.


THE FUND IN DETAIL
------------------

ORGANIZATION

Artisan International Fund is a series of Artisan Funds, Inc. ("Artisan Funds"), an open-end, management investment company which was incorporated under Wisconsin law in 1995.

Each share of the Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of the Fund have equal rights in the event of liquidation of the Fund. Shares of the Fund have no preemptive, conversion or subscription rights.

ARTISAN FUNDS IS GOVERNED BY A BOARD OF DIRECTORS which is responsible for protecting the interests of the shareholders of the Fund. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Fund, review contractual arrangements with companies that provide services to the Fund and review performance. A majority of directors are not otherwise affiliated with the Fund or Artisan Partners.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). The Fund has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. The Fund believes that not holding shareholder meetings except as otherwise required reduces the Fund's expenses and enhances shareholder return.

THE FUND MAY HOLD SPECIAL MEETINGS OF SHAREHOLDERS. These meetings may be called to elect or remove directors, change fundamental policies, approve a management contract or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

MANAGEMENT

The Fund is managed by Artisan Partners Limited Partnership, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202, which selects the Fund's investments and handles its business affairs, under the direction of the board of directors. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation, controlled by Andrew A. Ziegler and Carlene Murphy Ziegler.

Andrew A. Ziegler is a director and chief executive officer of Artisan Funds. Immediately prior to founding Artisan Partners in 1995, Mr. Ziegler was president and chief operating officer of Strong/ Corneliuson Capital Management and president of the Strong Funds; prior thereto, Mr. Ziegler was Executive Vice President and General Counsel of Strong. From 1986 to 1990, Mr. Ziegler was an attorney with the law firm of Godfrey & Kahn, S.C., Milwaukee, WI. Mr. Ziegler holds a B.S. from the University of Wisconsin - Madison and a J.D. from the University of Wisconsin Law School.

Carlene Murphy Ziegler is a director and president of Artisan Funds and the portfolio manager of Artisan Small Cap Fund, another series of Artisan Funds. Prior to founding Artisan Partners in 1995, Ms. Ziegler was a co-portfolio manager of the Strong Common Stock Fund and Strong Opportunity Fund. From 1986 to 1991, Ms. Ziegler was a co-portfolio manager of the SteinRoe Special Fund. Ms. Ziegler holds B.A. and M.A. degrees from the University of Illinois and an M.B.A. from the University of Chicago Graduate School of Business. She also is a Chartered Financial Analyst.

Mark L. Yockey is a vice president of Artisan Funds and the portfolio manager of Artisan International Fund. Prior to joining Artisan Partners in 1995, Mr. Yockey was portfolio manager of the United International Growth Fund and vice president of Waddell & Reed since January 1990. Prior thereto, Mr. Yockey was an equity analyst for Waddell & Reed. Mr. Yockey holds a B.A. degree and an M.B.A. from Michigan State University. He is also a Chartered Financial Analyst.

John M. Blaser is chief financial officer of Artisan Funds and acts as the principal administrative and financial officer. Prior to joining Artisan Partners in 1995, Mr. Blaser was Senior Vice President of Kemper Securities, Inc. since 1993. Prior thereto, Mr. Blaser was with Price Waterhouse. Mr. Blaser holds a B.B.A. from the University of Wisconsin - Madison.

State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, MA 02171, is the Fund's transfer and dividend disbursing agent. State Street also serves as the Fund's custodian and accounting agent.

EXPENSES

Like all mutual funds, the Fund pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends.

The Fund pays a MANAGEMENT FEE to Artisan Partners for managing its investments and business affairs. For services furnished by Artisan Partners, the Fund has agreed to pay an annual fee of (i) 1% of its average daily net assets up to $500 million; (ii) .975 of 1% of its average daily net assets from $500 to $750 million; (iii) .950 of 1% of its average daily net assets from $750 million to $1 billion and (iv) .925 of 1% of its average daily net assets over $1 billion.

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well. The Fund pays the fees of its custodian, transfer agent, fund accountants, independent accountants and lawyers. It also pays other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums and the fees of directors who are not otherwise affiliated with the Fund or Artisan Partners.

THE FUND'S INVESTMENT PHILOSOPHY

THE FUND INVESTS FOR MAXIMUM LONG-TERM CAPITAL GROWTH. THE FUND GENERALLY INVESTS IN THE STOCKS OF FOREIGN COMPANIES AND USES ITS OWN DETAILED RESEARCH PROCESS TO IDENTIFY INVESTMENT OPPORTUNITIES. The Fund's research method is both "top-down" and "bottom-up." That means that country selection and stock selection are equally important parts of the investment process.

Country selection involves an evaluation of the regions and countries of the world in an effort to determine which are enjoying improving or rapid economic growth. The Fund avoids countries that, while showing favorable economic growth, appear to have overvalued markets. Economic growth is determined principally from the standpoint of gross domestic product growth, corporate profitability, current account and currency issues, interest rates and social changes.

Having identified favorable areas of the world for growth, the Fund seeks out the stocks of companies best positioned to capitalize on that growth. In this process, the Fund emphasizes well-managed companies with dominant or increasing market share in strong industries. It focuses on companies with above-average financial characteristics and increasing earnings per share. The Fund also analyzes relative valuations using a variety of criteria such as price-to-earnings ratios and avoids stocks that are trading at unsustainable or unusually high valuations.

International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

The Fund also may invest in other types of equity securities and in debt securities, and may engage in certain investment practices such as short sales "against the box;" however, the Fund does not currently intend to commit more than 5% of its total assets to investment practices such as short sales against the box.

The Fund intends to be substantially fully invested in foreign equity securities in ordinary circumstances, although the Fund may invest without limit in short-term corporate obligations or government obligations (U.S. or foreign) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. See the discussion of debt securities on page 21.

The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts, and options on futures contracts or entering into currency exchange contracts.

Although the Fund does not generally purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Occasionally, securities purchased on a long-term basis may be sold within a short period of time after purchase in light of a change in the circumstances of a particular company or industry or in general market or economic conditions.

The investment objective of the Fund may be changed by the board of directors without shareholder approval, upon 30 days prior written notice to shareholders. If there were such a change, you should consider whether the Fund would remain an appropriate investment in light of your then current financial position and needs. The Fund is not intended to present a balanced investment program.

SECURITIES, INVESTMENT PRACTICES AND RISKS

The following pages contain more detailed information about types of investments the Fund may make and strategies Artisan Partners may employ in pursuit of the Fund's investment objective, including information about the risks and restrictions associated with these instrument types and investment practices. All investment policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of the Fund's investment restrictions is included in the Statement of Additional Information. Compliance with policies and limitations is determined at the time of purchase of a security; the Fund is not required to sell an investment because of a later change in circumstances.

The Fund may not buy all of these instruments or use all of these techniques to the full extent permitted unless Artisan Partners believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive semi-annual and annual reports detailing the Fund's holdings and describing recent investment practices.

EQUITY SECURITIES

Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives the holder the right to vote on measures affecting the company's organization and operations. The equity securities in which the Fund invests may include preferred stocks, including preferred stocks convertible into common stocks. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term.

The Fund invests mostly in the common stock (or the equivalent of common stock under the applicable foreign law) of foreign companies.

RESTRICTIONS: The Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.<F6>

<F6> The restriction is "fundamental" which means it cannot be changed without shareholder approval.

FOREIGN SECURITIES

Investments in foreign securities, including American Depository Receipts ("ADRs"), provide opportunities different from those available in the U.S., and risks which may be greater in some ways than in U.S. investments. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. See the Fund's Statement of Additional Information for more information.

You should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. In addition, the costs of investing in foreign securities is higher than the cost of investing in U.S. securities.

Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. There also may be a lower level in emerging markets of monitoring and regulation of traders, insiders and investors. Enforcement of existing regulations has been extremely limited.

RESTRICTIONS: Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of foreign issuers.<F7> In addition, under normal market conditions, the Fund will invest in at least three countries outside the U.S.

<F7> The restriction is "fundamental" which means it cannot be changed without shareholder approval.

DEBT SECURITIES

Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. In general, an increase in interest rates will decrease the value of debt securities.

"Investment grade" debt securities are those rated within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's
Investors Services, Inc. ("Moody's") or, if unrated, determined by Artisan Partners to be of comparable quality. Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Investment in non-investment grade debt securities is speculative and involves a high degree of risk.

Lower-rated debt securities (commonly called "junk bonds") are considered speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty.

For more information, see the discussion of debt securities in the Statement of Additional Information.

RESTRICTIONS: The Fund intends to be substantially fully invested in equity securities in ordinary circumstances. Except when a defensive posture is considered advisable, the Fund's investments in debt securities will not exceed 35% of the Fund's assets, without regard to their ratings. Investments in debt securities in excess of 35% of the Fund's assets will be restricted to investment grade debt securities. The Fund does not intend to invest more than 5% of its net assets in securities rated below investment grade.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities (securities convertible into underlying equity securities). In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria.

RESTRICTIONS: The Fund does not intend to invest more than 5% of its net assets in convertible securities.

MANAGING INVESTMENT EXPOSURE

The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling derivative securities such as options, futures contracts, or options on futures contracts or entering into currency exchange contracts. INVESTMENTS IN DERIVATIVE SECURITIES INVOLVE SIGNIFICANT RISKS AND MAY INCREASE THE VOLATILITY OF THE FUND.

These techniques are used by Artisan Partners to adjust the risk and return characteristics of the Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Fund for hedging, risk management or portfolio management purposes and not for speculation, although there is no limitation on the percentage of assets that can be committed to derivative securities. In addition, particular types of derivative securities are subject to certain limitations and restrictions described in the Statement of Additional Information under the heading "Investment Techniques - Managing Investment Exposure."

CURRENCY EXCHANGE TRANSACTIONS. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. The Fund's currency transactions are limited to TRANSACTION HEDGING and PORTFOLIO HEDGING involving either specific transactions or actual or anticipated positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of the Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, Artisan Partners may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

OPTIONS AND FUTURES. The Fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of its portfolio, to provide an efficient means of regulating its exposure to the equity markets or as a hedge against changes in prevailing levels of currency exchange rates. The Fund may write covered call options and purchase put and call options on foreign currencies, securities and stock indices. Futures contracts and options can be highly volatile and are subject to price movements in underlying securities. The Fund's attempt to use such investments for hedging purposes may not be successful and could result in a loss. In addition, the loss from investing in futures transactions is potentially unlimited and the Fund may be unable to control losses by closing its position if a liquid secondary market does not exist.

ILLIQUID AND RESTRICTED SECURITIES

Some investments may be determined by Artisan Partners to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securities, such as securities acquired in private placements, may be sold only in compliance with certain legal restrictions. Certain of these securities are often referred to as Rule 144A securities. Difficulty in selling securities may result in delays or a loss or may be costly to the Fund. A Rule 144A security may be treated as liquid if the board of directors of the Fund so determines based on an analysis of relevant information including trading activity and availability of reliable price information.

RESTRICTIONS: The Fund may not invest more than 10% of its net assets in illiquid or restricted securities other than Rule 144A securities.

DIVERSIFICATION

Diversifying the investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry or country.

RESTRICTIONS: With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. The Fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.<F8>

<F8> The restriction is "fundamental" which means it cannot be changed without shareholder approval.

LENDING PORTFOLIO SECURITIES; REPURCHASE AGREEMENTS; WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may make loans of its portfolio securities to broker-dealers and banks and may invest in repurchase agreements as a cash management technique. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price within a specified time. The Fund could experience losses or delays in the event of bankruptcy of the seller of a repurchase agreement. The Fund may also invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

RESTRICTIONS: The Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed one-third of its total assets.<F9> The Fund does not currently intend to loan more than 5% of its net assets or to have commitments to purchase when-issued securities in excess of 5% of its net assets.

<F9> The restriction is "fundamental" which means it cannot be changed without shareholder approval.

BORROWING

Artisan Funds maintains a line of credit with a major bank to permit borrowing by the Fund on a temporary basis. The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

RESTRICTIONS: The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time may not exceed 33 1/3% of its total assets (at market).<F10>

<F10> The restriction is "fundamental" which means it cannot be changed without shareholder approval.

OTHER INVESTMENT COMPANIES

Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in other investment companies unless, in the judgment of Artisan Partners, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

RESTRICTIONS: The Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment). No investment in another investment company may represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

PORTFOLIO TURNOVER

During normal market conditions, it is anticipated that the Fund's portfolio turnover rate generally will be between 75% and 100%, but may vary significantly from year to year. Flexibility of investment and emphasis on long-term capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A higher rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. Portfolio turnover in excess of 100% is considered to be high.


ARTISAN FUNDS
C/O BOSTON FINANCIAL DATA SERVICES
P.O. BOX 8412
BOSTON, MA 02266-8412


                              SUBJECT TO COMPLETION
                  Preliminary Prospectus Dated January 21, 1997

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such State.





                                                                         ARTISAN
                                                                   INTERNATIONAL
                                                                            FUND
                                                                  A NO-LOAD FUND


INTERNATIONAL INSTITUTIONAL SHARES

     ARTISAN INTERNATIONAL FUND invests for maximum long-term capital growth. The Fund seeks to achieve its objective by investing primarily in the stocks of foreign companies.

     Artisan International Fund offers two classes of shares. International Institutional Shares are offered by this prospectus to institutional investors including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations able to meet the high minimum investment requirement.

     Minimum initial investment:        $2 million
     Minimum subsequent investments:    $100,000

     Please read this prospectus before investing and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

     A Statement of Additional Information dated the date of this prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference (is legally considered a part of this prospectus). The Statement of Additional Information is available free upon request by calling 1-800-399-1770.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Artisan Funds, Inc.
1000 North Water Street, Suite 1770
Milwaukee, Wisconsin  53202



PROSPECTUS                                             MARCH 22, 1997




                               Table of Contents

                                                                            PAGE

The Fund at a Glance.........................................................
     Goal....................................................................1
     Strategy................................................................1
     Management..............................................................1
     Who May Want to Invest..................................................1
     International Institutional Shares......................................1
     Risks and Returns.......................................................2
Expenses.....................................................................3
     Shareholder transaction expenses........................................3
     Annual Fund operating expenses..........................................3
Financial Highlights.........................................................4
Performance..................................................................4
Purchasing and Redeeming Shares..............................................5
     Doing Business with Artisan Funds.......................................5
     Who May Invest..........................................................5
     How to Invest...........................................................5
     How to Redeem Shares....................................................7
Statements and Reports.......................................................8
Net Asset Value..............................................................9
Dividends, Capital Gains and Taxes...........................................9
     Distribution Options....................................................9
     Taxes..................................................................10
     Taxes on distributions.................................................10
     Taxes on transactions..................................................10
Foreign Income Taxes........................................................11
The Fund in Detail..........................................................11
     Organization...........................................................11
     Management.............................................................12
     Expenses...............................................................13
The Fund's Investment Philosophy............................................13
Securities, Investment Practices and Risks..................................15
Equity Securities...........................................................15
Foreign Securities..........................................................15
Debt Securities.............................................................16
Convertible Securities......................................................17
Managing Investment Exposure................................................17
     Currency Exchange Transactions.........................................18
     Options and Futures....................................................18
Illiquid and Restricted Securities..........................................18
Diversification.............................................................19
Lending Portfolio Securities; Repurchase Agreements;
     When-Issued and Delayed-Delivery Securities............................19
Borrowing...................................................................19
Other Investment Companies..................................................20
Portfolio Turnover..........................................................20



THE FUND AT A GLANCE
--------------------------------------------------------------------------------

     GOAL: Artisan International Fund (the "Fund"), a series of Artisan Funds, Inc. ("Artisan Funds"), invests for maximum long-term capital growth.

     STRATEGY: The Fund generally invests in the stocks of foreign companies and uses its own detailed research process to identify investment opportunities. The Fund's research method is both "top-down" and "bottom-up." That means that country selection and stock selection are equally important parts of the investment process.

     Country selection involves identifying the regions and countries of the world which are enjoying improving or rapid economic growth. The Fund avoids countries that, while showing favorable economic growth, appear to have overvalued markets. Economic growth is determined principally from the standpoint of gross domestic product growth, corporate profitability, current account and currency issues, interest rates, and social changes.

     Having identified favorable areas of the world for growth, the Fund seeks out the stocks of companies best positioned to capitalize on that growth. In this process, the Fund emphasizes well-managed companies with dominant or increasing market share in strong industries. It focuses on companies with above-average financial characteristics and accelerating earnings per share. The Fund also analyzes relative valuations using a variety of criteria such as price-to-earnings ratios and avoids stocks that are trading at unsustainable or unusually high valuations.

     MANAGEMENT:    Artisan Partners Limited Partnership ("Artisan Partners"),
located in Milwaukee, Wisconsin and San Francisco, California, selects investments for the Fund. Mark Yockey, vice president of Artisan Funds, is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. He makes all investment decisions with the assistance of a team of Artisan Partners investment research and trading professionals.

     WHO MAY WANT TO INVEST: International Institutional Shares are designed for institutional investors who are able to meet the high minimum investment requirements, who want maximum long-term capital growth rather than income and who have the long-term investment outlook needed for investing in the stocks of foreign companies. To reduce costs, International Institutional Shares are not qualified in all states. To find out if International Institutional Shares are qualified, or can be qualified, in your state, call 1-800-399-1770 before sending an application to open a new account. See "Purchasing and Redeeming Shares."

     INTERNATIONAL INSTITUTIONAL SHARES: This prospectus offers International Institutional Shares. To maintain lower operating expenses that benefit all holders of International Institutional Shares, the minimum initial investment in International Institutional Shares is $2 million. Subsequent investments must be $100,000 or greater. Artisan Funds reserves the right to redeem any account which has a value of less than $2 million and send the proceeds of that redemption to the shareholder, unless the reduction in value was due solely to market depreciation.

     RISKS AND RETURNS: The Fund is generally substantially fully invested in foreign equity securities in ordinary circumstances. The Fund also may invest in other types of equity securities and debt securities. The Fund may invest without limit in short-term corporate obligations or government obligations (U.S. or foreign) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable.

     The Fund may invest in derivative securities which may involve significant risks and may increase the volatility of the Fund.

     Historically, stocks have shown greater growth than other types of securities. In the short term, however, stock prices may fluctuate widely in response to company, market or economic news. Investing in foreign securities involves certain risks not typically associated with investing in U.S. securities, including fluctuation of exchange rates of foreign currencies, differences in accounting and financial reporting standards, differences in settlement and trading practices, less liquidity in some markets and generally higher transaction costs. The Fund does not pursue income and is not by itself a balanced investment plan.

     The Fund seeks to limit risk by selecting companies with experienced management, positive cash flows and sustainable growth prospects and diversifying its holdings, to avoid concentration in any one country, industry or stock. The Fund also uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio.

     The value of the Fund's investments and the return it generates vary from day to day. Performance depends on Artisan Partners' skill in selecting individual stocks, as well as general market and economic conditions in the countries in which the Fund is invested. When you sell your shares, they may be worth more or less than you paid for them.

     See "Securities, Investment Practices and Risks" for more information on the types of investments the Fund may make, and "Purchasing and Redeeming Shares" for information on how to buy and redeem shares.

EXPENSES
-------------------------------------------------------------------------------

     SHAREHOLDER TRANSACTION EXPENSES. As shown below, there are no transaction charges when you buy or sell International Institutional Shares:

Maximum sales charge on purchases and
  reinvested dividends                  NONE
Deferred sales charge on redemptions    NONE
Redemption fee                          NONE

     ANNUAL FUND OPERATING EXPENSES. The Fund expects to incur the following expenses attributable to International Institutional Shares (expressed as percentages of average net assets) during its first full fiscal year ending June 30, 1998:

Management fee                                        1.00%
12b-1 fee                                              None
Other expenses <F11>                                  0.25%

Total operating expenses <F11>                        1.25%

_______
<F11>  Estimated.

     EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming (i) the Fund's annual return is 5% and its operating expenses are exactly as shown above and (ii) redemption at the end of each period:

            After 1 year          $13.13
            After 3 years         $40.84

This example illustrates the effect of expenses, but is not meant to suggest actual or expected costs or returns, all of which may be more or less than those shown in the example. The purpose of the expense tables and the example is to help an investor understand the costs and expenses associated with investing in International Institutional Shares. Although information such as that shown in the example is useful in reviewing the expenses of the Fund and in providing a basis for comparison of those expenses with the expenses of other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

     THE INFORMATION BELOW SHOWS THE RESULTS OF AN INVESTMENT IN THE INTERNATIONAL SHARES (NOT THE INTERNATIONAL INSTITUTIONAL SHARES) OF THE FUND throughout the period December 28, 1995 (the commencement of operations) through June 30, 1996 and the period July 1, 1996 through December 31, 1996. Because International Institutional Shares have not previously been issued, similar information does not exist for them. The information for the period ended June 30, 1996 was audited by Price Waterhouse LLP, independent accountants; the information for the period ended December 31, 1996 is unaudited. The unqualified report of Price Waterhouse LLP on the financial statements for the period ended June 30, 1996 is included in the Fund's annual report to shareholders.

                                                                  Period
                                                    Period        Ended
                                                     Ended       12/31/96
                                                  6/30/96<F14> (unaudited)
                                                  ------------------------

Net asset value, beginning of period                  $10.00        $12.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.04        (0.05)
Net realized and unrealized gains on securities
  and foreign currency held                             2.04          1.40
                                                      ------        ------
Total from investment operations                        2.08          1.35
DISTRIBUTIONS: NET REALIZED CAPITAL GAINS               0.00        (0.11)
                                                      ------        ------
Net asset value, end of period                        $12.08        $13.32
                                                      ======        ======


TOTAL RETURN                                          20.80%<F13>    34.4%<F13>
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets               2.50%<F12>     1.80%<F12>
Ratio of net investment income to average net
  assets                                              2.40%<F12>    (0.4)%<F12>
Portfolio turnover rate                               57.00%         55.9%<F13>
Average commission per share                          N/A          $.0129

 <F12>    Annualized
 <F13>    Not Annualized
 <F14>    For the period from commencement of operations (December 28, 1995)
          through June 30,1996.

PERFORMANCE
-------------------------------------------------------------------------------

     Mutual fund performance is commonly measured as TOTAL RETURN. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects the Fund's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smoothes out variations in performance; it is not the same as actual year-by-year results.

     Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. The Fund may sometimes show its performance compared to certain performance rankings, averages or stock indexes (described more fully in the Statement of Additional Information).

     The performance of the International Institutional Shares will be different from the performance of the International Shares, because the expenses allocated to the classes will be different. Because its expense ratio is expected to be lower, the total return and average annual total return of the International Institutional Shares are expected to be greater than for the International Shares.

PURCHASING AND REDEEMING SHARES
-------------------------------------------------------------------------------

DOING BUSINESS WITH ARTISAN FUNDS.

     Artisan Partners provides holders of the International Institutional Shares with service during regular business hours. To reach Artisan Partners, call 1-800-399-1770.

WHO MAY INVEST

     International Institutional Shares are offered by Artisan Funds to institutional investors, including but not limited to pension and profit-sharing plans, other employee benefit plans, endowments, foundations, trusts and corporations meeting the applicable minimum investment requirements. To maintain lower operating costs, International Institutional Shares are not made available in all states except to investors whose purchase would be eligible for an exemption from state securities laws requiring the payment of fees to the states. TO DETERMINE IF INTERNATIONAL INSTITUTIONAL SHARES ARE AVAILABLE FOR PURCHASE BY YOU, OR CAN BE MADE AVAILABLE FOR PURCHASE, CALL ARTISAN PARTNERS AT 1-800-399-1770 BEFORE SENDING AN APPLICATION TO OPEN A NEW ACCOUNT.

     Each account must separately meet the minimum investment requirements applicable to International Institutional Shares. The minimum initial investment is $2 million; subsequent investments must be $100,000 or greater. Artisan Funds reserves the right to close your account if the value is less than $2 million, unless the reduction in value is due solely to market depreciation. Before closing an account below this level, the Fund will notify you and allow you at least 30 days to bring the value of the account up to the minimum.

HOW TO INVEST

     You may purchase International Institutional Shares of the Fund by check or by wire. There are no sales commissions or underwriting discounts.

     BY WIRE. You may pay for shares by instructing your bank to wire money to Artisan Funds' custodian bank. Your bank may charge you a fee for sending the wire. IF YOU ARE OPENING A NEW ACCOUNT BY WIRE TRANSFER, YOU MUST FIRST TELEPHONE ARTISAN PARTNERS AT 1-800-399-1770 TO REQUEST AN ACCOUNT NUMBER AND FURNISH YOUR TAX IDENTIFICATION NUMBER. Artisan Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wire transfer instructions are:

               State Street Bank and Trust Company
               Attn:  Mutual Funds
               Boston, MA 02110
               Routing #0110-0002-8
               Deposit DDA 9905-088-2

     BY CHECK. To make an initial purchase of shares by check, complete and sign the Share Purchase Application and send it to one of the following addresses with a check for the total purchase amount payable to "Artisan Funds":

REGULAR MAIL                        OVERNIGHT DELIVERY
State Street Bank and Trust         Boston Financial Data Services
Company                             Attention:  Artisan Funds
Attention:  Artisan Funds           2 Heritage Drive
P.O. Box 8412                       N. Quincy, Massachusetts 02171.
Boston, Massachusetts 02266-8412

     SUBSEQUENT INVESTMENTS. You may make subsequent investments by wire transfer, using the instructions given above, or by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. ARTISAN FUNDS WILL NOT ACCEPT CASH, DRAFTS, THIRD PARTY CHECKS, OR CHECKS DRAWN ON BANKS OUTSIDE OF THE UNITED STATES. If your order to purchase International Institutional Shares of the Fund is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

     PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of International Institutional Shares is made at the net asset value applicable to those shares (see "Net Asset Value") next determined after receipt by the Fund of the check or wire transfer of funds in payment of the purchase.

     PURCHASES THROUGH DEALERS. You may purchase or redeem International Institutional Shares of the Fund through certain investment dealers, banks or other institutions. Any such purchase or redemption generally will not be effective until the order or request is received by Artisan Funds' transfer agent; it is the responsibility of the dealer to transmit your order or request promptly. These institutions may impose charges for their services. You may purchase or redeem International Institutional Shares directly from Artisan Funds without imposition of any charges other than those described in this prospectus. ARTISAN FUNDS WILL NOT ACCEPT PURCHASES THROUGH DEALERS MAINTAINING OMNIBUS ACCOUNTS FOR THEIR CLIENTS. EACH INVESTOR MUST MEET THE MINIMUM INVESTMENT REQUIREMENTS APPLICABLE TO INTERNATIONAL INSTITUTIONAL SHARES.

     GENERAL. Artisan Funds cannot accept a purchase order specifying a particular purchase date or price per share. Each purchase order must be accepted by an authorized officer of the Trust or its transfer agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. Artisan Funds reserves the right not to accept any purchase order that it determines not to be in the best interest of Artisan International Fund or the Fund's shareholders.

HOW TO REDEEM SHARES

     You may redeem all or any part of your International Institutional Shares of the Fund upon your written request delivered to Artisan Funds' transfer agent at one of the following addresses:

REGULAR MAIL                             OVERNIGHT DELIVERY

State Street Bank and Trust Company   Boston Financial Data Services
Attention:  Artisan Funds             Attention:  Artisan Funds
P.O. Box 8412                         2 Heritage Drive
Boston, Massachusetts 02266-8412      N. Quincy, Massachusetts 02171.

     Your redemption request must:

     (1)  identify the Fund and give your account number;

     (2)  specify the number of shares or dollar amount to be redeemed;

     (3) be accompanied by a corporate or other authorization in the case of a redemption by a corporation, trust, partnership or other entity, as described below; and

     (4) be signed in ink by all owners, or duly authorized officers of a shareholder other than an individual, exactly as their names appear on the account.

     CORPORATION OR OTHER AUTHORIZATION. Redemption requests by a corporation, trust, partnership or other entity must be accompanied by evidence of the authority of the person or persons signing the redemption request to so act. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

     GENERAL REDEMPTION POLICIES. You may not cancel or revoke your redemption order once your instructions have been received and accepted. Artisan Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. PLEASE CALL 1-800-399-1770 IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING YOUR REQUEST. Artisan Funds reserves the right to require a properly completed Application before making payment for shares redeemed.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. See "Net Asset Value." Because the redemption price you receive depends upon the net asset value per share of the International Institutional Shares at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

     Artisan Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application. If you attempt to redeem shares within 15 days after they have been purchased by check, Artisan Funds may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Artisan Funds recommends that your purchase be made by Federal funds wire through your bank.

     Shares in any account you maintain with Artisan Funds may be redeemed to the extent necessary to reimburse Artisan Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).

STATEMENTS AND REPORTS
-------------------------------------------------------------------------------

Statements and reports that the Fund sends to you include:

     - Confirmation statements (after every transaction in your account or change in your account registration);
     -    Account statements (quarterly);
     -    Annual and semi-annual reports with financial statements; and
     -    Year-end tax statements.

     We recommend that you keep each quarterly account statement and, especially, each calendar year-end statement with your other important financial papers since you may need to refer to them at a later date for tax purposes.

     If you need copies of current or preceding year statements call 1-800-399-1770.

NET ASSET VALUE
-------------------------------------------------------------------------------

     THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange ("NYSE") is open. THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are the same and represent the net asset value per International Institutional Share of Artisan International Fund calculated at the next Closing Time after receipt of your purchase or redemption order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

     THE NET ASSET VALUE PER INTERNATIONAL INSTITUTIONAL SHARE is the value of a single International Institutional Share, and is computed by adding up the International Institutional Shares' pro rata share of the value of the Fund's investments, cash, and other assets, subtracting the International Institutional Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to the International Institutional Shares and then dividing the result by the number of International Institutional Shares outstanding.

     Fund securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the board of directors believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

DIVIDENDS, CAPITAL GAINS AND TAXES
-------------------------------------------------------------------------------

     The Fund intends to distribute substantially all of its net income and net realized capital gains to shareholders at least annually.

DISTRIBUTION OPTIONS

     When you open an account, specify on your new account application how you want to receive your distributions. If you later want to change your distribution option, you may do so either by a written request or by calling Artisan Partners at 1-800-399-1770. The Fund offers three options:

- REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional International Institutional Shares. If you do not indicate a choice on your new account application, your distributions will be reinvested automatically.

- INCOME-ONLY OPTION. Your capital gain distributions will be automatically reinvested in additional International Institutional Shares, but you will be sent a check for each dividend.
-    CASH OPTION.  You will be sent a check for all distributions.

     When you reinvest, the reinvestment price is the net asset value per International Institutional Share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date, which is usually one week after the ex-dividend date.


TAXES

     If your account is a tax-deferred account (for example, an employee benefit plan account), the following tax discussion does not apply. If your account is not a tax-deferred account, however, you should be aware of the following tax rules:

     TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and also may be subject to state or local taxes. If you live outside the United States, your distributions also could be taxed by the country in which you reside.

     Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if they were received by you on December 31.

     For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement, called a Form 1099, showing the amount of each taxable distribution you received in the previous calendar year.

     TAXES ON TRANSACTIONS. When you redeem shares you will recognize a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them.

     Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January reporting, among other things, your average cost basis in the shares you sold. This will allow you or your tax preparer to determine whether a redemption resulted in a capital gain or loss and the tax consequences of that gain or loss. However, be sure to keep your regular account statements; the information they contain will be essential in verifying the amount of your capital gains or losses.

     When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with applicable IRS regulations including the certification procedures described above, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

FOREIGN INCOME TAXES

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividend but will be included in your taxable income.
You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund. You will receive this information as part of your Form 1099.

THE FUND IN DETAIL
-------------------------------------------------------------------------------

ORGANIZATION

     Artisan International Fund is a series of Artisan Funds, Inc. ("Artisan Funds"), an open-end, management investment company which was incorporated under Wisconsin law in 1995.

     Artisan Funds' charter authorizes its board of directors to issue fifty billion full and fractional shares of capital stock, $.001 par value per share, of which 5 million shares are designated International Institutional Shares. Under the charter, the board of directors has the power to classify or reclassify any unissued shares of Artisan Funds into one or more additional series or classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may also, without shareholder approval, increase the number of authorized shares of the Fund.

     Artisan International Fund offers a separate class of shares, referred to in this prospectus as the International Shares, pursuant to a separate prospectus. Shares of each class (the International Institutional Shares and the International Shares) represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the lower expected expense ratio of the International Institutional Shares, the total return on International Institutional Shares can be expected to be higher than the total return on the International Shares. Investors may obtain information about the International Shares by calling Artisan Funds' transfer agent at 1-800-344-1770.

     All shares participate equally in dividends and other distributions declared by the board of directors (although the amounts of the dividends and distributions of the International Institutional Shares and the International Shares will differ because of the different expenses they may bear), and all shares of the Fund have equal rights in the event of liquidation of the Fund. Shares of the Fund have no preemptive, conversion or subscription rights.

     The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). The Fund has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. The Fund believes that not holding shareholder meetings except as otherwise required reduces the Fund's expenses and enhances shareholder return.

     Each share of Artisan Funds has one vote. Shareholders of the Fund and each other series of Artisan Funds will vote in the aggregate except where otherwise required by law and except that each Fund, and each class of Artisan International Fund, will vote separately on matters in which the interests of that Fund or class differ from the interests of any other Fund or class, and will have exclusive voting rights on matters affecting only that Fund or class.

MANAGEMENT

     Artisan Funds is governed by a board of directors which is responsible for protecting the interests of the shareholders of the Fund. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Fund, review contractual arrangements with companies that provide services to the Fund and review performance. A majority of directors are not otherwise affiliated with the Fund or Artisan Partners.

     The Fund is managed by Artisan Partners Limited Partnership, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202, and 100 Pine Street, San Francisco, California 94111, which selects the Fund's investments and handles its business affairs, under the direction of the board of directors. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation, which is controlled by Andrew A. Ziegler and Carlene Murphy Ziegler.

     Andrew A. Ziegler is a director and chief executive officer of Artisan Funds. Immediately prior to founding Artisan Partners in 1995, Mr. Ziegler was president and chief operating officer of Strong/Corneliuson Capital
Management and president of the Strong Funds; prior thereto, Mr. Ziegler was Executive Vice President and General Counsel of Strong. From 1986 to 1990, Mr. Ziegler was an attorney with the law firm of Godfrey & Kahn, S.C., Milwaukee, WI. Mr. Ziegler holds a B.S. from the University of Wisconsin - Madison and a J.D. from the University of Wisconsin Law School.

     Carlene Murphy Ziegler is a director and president of Artisan Funds and the portfolio manager of Artisan Small Cap Fund, another series of Artisan Funds. Prior to founding Artisan Partners in 1995, Ms. Ziegler was a co-portfolio manager of the Strong Common Stock Fund and Strong Opportunity Fund. From 1986 to 1991, Ms. Ziegler was a co-portfolio manager of the SteinRoe Special Fund. Ms. Ziegler holds B.A. and M.A. degrees from the University of Illinois and an M.B.A. from the University of Chicago Graduate School of Business. She also is a Chartered Financial Analyst.

     Mark L. Yockey, vice president of Artisan Funds, has been the portfolio manager of Artisan International Fund since its inception. Prior to joining Artisan Partners in 1995, Mr. Yockey was portfolio manager of the United International Growth Fund and vice president of Waddell & Reed since January 1990. Prior thereto, Mr. Yockey was an equity analyst for Waddell & Reed. Mr. Yockey holds a B.A. degree and an M.B.A. from Michigan State University. He is also a Chartered Financial Analyst.

     John M. Blaser is chief financial officer of Artisan Funds and acts as the principal administrative and financial officer. Prior to joining Artisan Partners in 1995, Mr. Blaser was Senior Vice President of Kemper Securities, Inc. since 1993. Prior thereto, Mr. Blaser was with Price Waterhouse. Mr. Blaser holds a B.B.A. from the University of Wisconsin - Madison.

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, MA 02171, is the Fund's transfer and dividend disbursing agent. State Street also serves as the Fund's custodian and accounting agent.


EXPENSES

     Like all mutual funds, the Fund pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends.

     The Fund pays a MANAGEMENT FEE to Artisan Partners for managing its investments and business affairs. For services furnished by Artisan Partners, the Fund has agreed to pay an annual fee of (i) 1% of its average daily net assets up to $500 million; (ii) .975 of 1% of its average daily net assets from $500 to $750 million; (iii) .950 of 1% of its average daily net assets from $750 million to $1 billion and (iv) .925 of 1% of its average daily net assets over $1 billion.

     While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well. The Fund pays the fees of its custodian, transfer agent, fund accountants, independent accountants and lawyers. It also pays other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums and the fees of directors who are not otherwise affiliated with the Fund or Artisan Partners. Expenses of Artisan Funds are generally allocated to Artisan International Fund and to the other series of Artisan Funds in proportion to their relative net assets, except that expenses attributable to a particular series or class are allocated to that series or class.

THE FUND'S INVESTMENT PHILOSOPHY

     THE FUND INVESTS FOR MAXIMUM LONG-TERM CAPITAL GROWTH. THE FUND GENERALLY INVESTS IN THE STOCKS OF FOREIGN COMPANIES AND USES ITS OWN DETAILED RESEARCH PROCESS TO IDENTIFY INVESTMENT OPPORTUNITIES. The Fund's research method is both "top-down" and "bottom-up." That means that country selection and stock selection are equally important parts of the investment process.

     Country selection involves an evaluation of the regions and countries of the world in an effort to determine which are enjoying improving or rapid economic growth. The Fund avoids countries that, while showing favorable economic growth, appear to have overvalued markets. Economic growth is determined principally from the standpoint of gross domestic product growth, corporate profitability, current account and currency issues, interest rates and social changes.

     Having identified favorable areas of the world for growth, the Fund seeks out the stocks of companies best positioned to capitalize on that growth. In this process, the Fund emphasizes well-managed companies with dominant or increasing market share in strong industries. It focuses on companies with above-average financial characteristics and increasing earnings per share. The Fund also analyzes relative valuations using a variety of criteria such as price-to-earnings ratios and avoids stocks that are trading at unsustainable or unusually high valuations.

     International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

     The Fund also may invest in other types of equity securities and in debt securities, and may engage in certain investment practices such as short sales "against the box;" however, the Fund does not currently intend to commit more than 5% of its total assets to investment practices such as short sales against the box.

     The Fund intends to be substantially fully invested in foreign equity securities in ordinary circumstances, although the Fund may invest without limit in short-term corporate obligations or government obligations (U.S. or foreign) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. See the discussion under the heading "Securities, Investment Practices and Risks -- Debt Securities."

     The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts, and options on futures contracts or entering into currency exchange contracts.

     Although the Fund does not generally purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Occasionally, securities purchased on a long-term basis may be sold within a short period of time after purchase in light of a change in the circumstances of a particular company or industry or in general market or economic conditions.

     The investment objective of the Fund may be changed by the board of directors without shareholder approval, upon 30 days prior written notice to shareholders. If there were such a change, you should consider whether the Fund would remain an appropriate investment in light of your then current financial position and needs. The Fund is not intended to present a balanced investment program.

SECURITIES, INVESTMENT PRACTICES AND RISKS

     The following pages contain more detailed information about types of investments the Fund may make and strategies Artisan Partners may employ in pursuit of the Fund's investment objective, including information about the risks and restrictions associated with these instrument types and investment practices. All investment policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of the Fund's investment restrictions is included in the Statement of Additional Information. Compliance with policies and limitations is determined at the time of purchase of a security; the Fund is not required to sell an investment because of a later change in circumstances.

     The Fund may not buy all of these instruments or use all of these techniques to the full extent permitted unless Artisan Partners believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive semi-annual and annual reports detailing the Fund's holdings and describing recent investment practices.

EQUITY SECURITIES

     Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives the holder the right to vote on measures affecting the company's organization and operations. The equity securities in which the Fund invests may include preferred stocks, including preferred stocks convertible into common stocks. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term.

     The Fund invests mostly in the common stock (or the equivalent of common stock under the applicable foreign law) of foreign companies.

     RESTRICTIONS: The Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.<F15>

<F15>  The restriction is "fundamental" which means it cannot be changed without shareholder approval.


FOREIGN SECURITIES

     Investments in foreign securities, including American Depository Receipts ("ADRs"), provide opportunities different from those available in the U.S., and risks which may be greater in some ways than in U.S. investments. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. See the Fund's Statement of Additional Information for more information.

     You should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. In addition, the costs of investing in foreign securities is higher than the cost of investing in U.S. securities.

     Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities markets of those countries.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. There also may be a lower level in emerging markets of monitoring and regulation of traders, insiders and investors. Enforcement of existing regulations has been extremely limited.

     RESTRICTIONS: Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of foreign issuers.* In addition, under normal market conditions, the Fund will invest in at least three countries outside the U.S.

DEBT SECURITIES

     Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. In general, an increase in interest rates will decrease the value of debt securities.

     "Investment grade" debt securities are those rated within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by Artisan Partners to be of comparable quality. Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Investment in non-investment grade debt securities is speculative and involves a high degree of risk.

     Lower-rated debt securities (commonly called "junk bonds") are considered speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty.

     For more information, see the discussion of debt securities in the Statement of Additional Information.

     RESTRICTIONS: The Fund intends to be substantially fully invested in equity securities in ordinary circumstances. Except when a defensive posture is considered advisable, the Fund's investments in debt securities will not exceed 35% of the Fund's assets, without regard to their ratings. Investments in debt securities in excess of 35% of the Fund's assets will be restricted to investment grade debt securities. The Fund does not intend to invest more than 5% of its net assets in securities rated below investment grade.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities (securities convertible into underlying equity securities). In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria.


     RESTRICTIONS: The Fund does not intend to invest more than 5% of its net assets in convertible securities.

MANAGING INVESTMENT EXPOSURE

     The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling derivative securities such as options, futures contracts, or options on futures contracts or entering into currency exchange contracts. INVESTMENTS IN DERIVATIVE SECURITIES INVOLVE SIGNIFICANT RISKS AND MAY INCREASE THE VOLATILITY OF THE FUND.

     These techniques are used by Artisan Partners to adjust the risk and return characteristics of the Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Fund for hedging, risk management or portfolio management purposes and not for speculation, although there is no limitation on the percentage of assets that can be committed to derivative securities. In addition, particular types of derivative securities are subject to certain limitations and restrictions described in the Statement of Additional Information under the heading "Investment Techniques -- Managing Investment Exposure."

     CURRENCY EXCHANGE TRANSACTIONS. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. The Fund's currency transactions are limited to TRANSACTION HEDGING and PORTFOLIO HEDGING involving either specific transactions or actual or anticipated positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of the Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, Artisan Partners may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

     OPTIONS AND FUTURES. The Fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of its portfolio, to provide an efficient means of regulating its exposure to the equity markets or as a hedge against changes in prevailing levels of currency exchange rates. The Fund may write covered call options and purchase put and call options on foreign currencies, securities and stock indices. Futures contracts and options can be highly volatile and are subject to price movements in underlying securities.
The Fund's attempt to use such investments for hedging purposes may not be successful and could result in a loss. In addition, the loss from investing in futures transactions is potentially unlimited and the Fund may be unable to control losses by closing its position if a liquid secondary market does not exist.

ILLIQUID AND RESTRICTED SECURITIES

     Some investments may be determined by Artisan Partners to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securities, such as securities acquired in private placements, may be sold only in compliance with certain legal restrictions. Certain of these securities are often referred to as Rule 144A securities. Difficulty in selling securities may result in delays or a loss or may be costly to the Fund. A Rule 144A security may be treated as liquid if the board of directors of the Fund so determines based on an analysis of relevant information including trading activity and availability of reliable price information.

     RESTRICTIONS: The Fund may not invest more than 10% of its net assets in illiquid or restricted securities other than Rule 144A securities.

DIVERSIFICATION

     Diversifying the investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry or country.

     RESTRICTIONS: With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. The Fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.<F16>

<F16>   The restriction is "fundamental" which means it cannot be changed without shareholder approval.


LENDING PORTFOLIO SECURITIES; REPURCHASE AGREEMENTS; WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The Fund may make loans of its portfolio securities to broker-dealers and banks and may invest in repurchase agreements as a cash management technique. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price within a specified time. The Fund could experience losses or delays in the event of bankruptcy of the seller of a repurchase agreement. The Fund may also invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

     RESTRICTIONS: The Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed one-third of its total assets.* The Fund does not currently intend to loan more than 5% of its net assets or to have commitments to purchase when-issued securities in excess of 5% of its net assets.

BORROWING

     Artisan Funds maintains a line of credit with a major bank to permit borrowing by the Fund on a temporary basis. The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

RESTRICTIONS: The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time may not exceed 33 1/3% of its total assets (at market).<F17>

<F17>  The restriction is "fundamental" which means it cannot be changed without shareholder approval.

OTHER INVESTMENT COMPANIES

     Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies.

     Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in other investment companies unless, in the judgment of Artisan Partners, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

     RESTRICTIONS: The Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment). No investment in another investment company may represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

PORTFOLIO TURNOVER

     During normal market conditions, it is anticipated that the Fund's portfolio turnover rate generally will be between 75% and 100%, but may vary significantly from year to year. Flexibility of investment and emphasis on long-term capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A higher rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. Portfolio turnover in excess of 100% is considered to be high.


                              SUBJECT TO COMPLETION
      Preliminary Statement of Additional Information Dated January 21, 1997

     Information contained herein is subject to completion or amendment. A registration statement relating to Artisan International Fund International Institutional Shares has been filed with the Securities and Exchange Commission. Artisan International Fund International Institutional shares may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This statement of additional information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such State.


                               Artisan Funds, Inc.
                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202
                                 (414) 390-6100
                                 (800) 344-1770

                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 22, 1997

                           Artisan International Fund

________________________________________________________________________________

     Artisan International Fund (the "Fund") is a series of Artisan Funds, Inc. ("Artisan Funds"). This statement of additional information is not a prospectus. It should be read in conjunction with the prospectus of the Fund dated August 19, 1996 and supplemented March 22, 1997 (for its International Shares), and with the prospectus of the Fund dated March 22, 1997 (for its International Institutional Shares), and any additional supplements to the prospectuses. Copies of the prospectuses can be obtained without charge by calling or writing to the Fund.

                               TABLE OF CONTENTS
                                                              page

Information about the Fund....................................B-2
Investment Objective and Policies.............................B-2
Investment Techniques and Risks...............................B-2
Investment Restrictions......................................B-16
Performance Information......................................B-19
Directors and Officers.......................................B-23
Principal Shareholders.......................................B-26
Investment Advisory Services.................................B-26
Portfolio Transactions.......................................B-28
Purchasing and Redeeming Shares..............................B-29
Additional Tax Information...................................B-30
Custodian....................................................B-31
Independent Accountants......................................B-31
Financial Statements.........................................B-31


                           INFORMATION ABOUT THE FUND

     The Fund is a series of Artisan Funds, Inc. ("Artisan Funds"). Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Fund.

     The Fund offers shares of two classes: International Shares and International Institutional Shares. Each class is offered pursuant to a separate prospectus. This Statement of Additional Information relates to both classes.

                       INVESTMENT OBJECTIVE AND POLICIES

     The discussion below supplements the description in the prospectus of the Fund's investment objective, policies and restrictions.

     Artisan International Fund invests for maximum long-term capital growth. The Fund seeks to achieve its objective by investing primarily in the stocks of foreign companies. The investment objective of the Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund.

     The Fund invests primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities, of foreign issuers. The Fund also may invest in any other type of security, including debt securities.

                        INVESTMENT TECHNIQUES AND RISKS

FOREIGN SECURITIES

     Under normal market conditions, the Fund invests at least 65% of its total assets in foreign securities (including American Depository Receipts ("ADRs")), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Fund may invest in sponsored or unsponsored ADRs.
In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. The Fund does not intend to invest more than 5% of its net assets in unsponsored ADRs.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. Because U.S. and foreign stock markets typically move in different cycles, combining international and U.S. investments can protect an investment portfolio against the full impact of a downturn in any single market, thus helping to enhance returns by lowering risk.

     Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

DEBT SECURITIES

     In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Investments in debt securities by the Fund may be in those that are within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. However, the Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade. The Fund does not currently intend to invest more than 5% of its net assets in securities rated below investment grade.

     Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

DEFENSIVE INVESTMENTS

     The Fund intends to be substantially fully invested in equity securities of non-U.S. issuers in ordinary circumstances, although the Fund may invest without limit in corporate or government obligations (U.S. or non-U.S.) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable.

CONVERTIBLE SECURITIES

     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

MANAGING INVESTMENT EXPOSURE

     The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.

     These techniques are used by Artisan Partners to adjust the risk and return characteristics of the Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Fund for hedging, risk management or portfolio management purposes and not for speculation.

     CURRENCY EXCHANGE TRANSACTIONS. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     OPTIONS ON SECURITIES AND INDEXES. The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     A put option is "covered" if the Fund maintains assets with a value equal to the exercise price in a segregated account with its custodians, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index<F18> at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500

-----------------
<F18> A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.


Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     LIMITATIONS ON OPTIONS AND FUTURES. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund also may use those investment vehicles, provided the board of directors determines that their use is consistent with the Fund's investment objective.

     The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"<F19> would exceed 5% of the Fund's total assets.

     When purchasing or selling a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to

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<F19> A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

     As long as the Fund continues to sell its shares in certain states and applicable state law or regulation so requires, the Fund's options and futures transactions also will be subject to certain non-fundamental investment restrictions set forth under "Investment Restrictions" in this statement of additional information.

     TAXATION OF OPTIONS AND FUTURES. If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If the Fund writes an equity call option<F20> other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For Federal income tax purposes, the Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or

-----------------
<F20> An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel- casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of the hedged securities.

     If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     The Fund intends to distribute to shareholders annually any capital gains that have been recognized for Federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Fund. Shareholders will be advised of the nature of such capital gain distributions.

RULE 144A SECURITIES

     The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors, will consider whether Rule 144A securities are illiquid and thus subject to the Fund's restriction of investing no more than 10% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LENDING OF PORTFOLIO SECURITIES

     Subject to restriction (3) under "Investment Restrictions" in this statement of additional information, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.
The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund does not currently intend to loan more than 5% of its net assets.

REPURCHASE AGREEMENTS

     Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund will enter into repurchase agreements only with banks and dealers believed by Artisan
Partners to present minimum credit risks in accordance with guidelines approved by the board of trustees. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

     The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. The Fund does not currently intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

     The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Artisan Funds' fundamental limitation on borrowing.

     At the time the Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES

     The Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables the Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement. The Fund does not currently intend to have commitments to make short sales "against the box" in excess of 5% of its net assets.

LINE OF CREDIT

     Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Fund would be subject to restriction (4) under "Investment Restrictions" in this statement of additional information.

PORTFOLIO TURNOVER

     Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in the Fund, if it should occur, would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. (See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this statement of additional information.)


                            INVESTMENT RESTRICTIONS


FUNDAMENTAL RESTRICTIONS

     Artisan Funds has adopted the following investment restrictions for Artisan International Fund, which may not be changed without the approval of the Fund's shareholders, under which the Fund may not:

     (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

     (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

     (3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     (4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;<F21>


----------------------
<F21> The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

     (5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

     (7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the Government of the U.S. or any of its agencies or instrumentalities or repurchase agreements for such securities;

     (8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

     The Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in the Fund will receive written notification at least 30 days' prior to any change in the Fund's investment objective.

NON-FUNDAMENTAL RESTRICTIONS

     The Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the board of directors. Many of these restrictions are currently or were in the past required by law or regulation of one or more states in which shares of the Fund are offered for sale. If those laws or regulations were no longer applicable, the Fund expects that certain of the following restrictions (including restrictions (a) and (d) through (j)) would be revised or eliminated, although no change in the Fund's operations would be expected to result. The Fund may not:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof if by reason thereof the value of the Fund's aggregate investment in such securities exceed 5% of its total assets (except that the Fund may enter into transactions in options, futures, and options on futures); and (iii) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;<F22>

     (d) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, directors or partners of the Fund or of

----------------
<F22> As long as Fund shares are offered for sale in California and applicable
      California law or regulation so requires, the Fund will not acquire or retain the shares of other open-end investment companies.

its investment adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

     (e) purchase securities of issuers (other than issuers of Federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, including their predecessors or unconditional guarantors, have been in operation for less than three years, if by reason of such purchase the value of the Fund's investment in all such securities will exceed 5% of its total assets (valued at time of purchase);

     (f) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

     (g) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange;

     (h) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (i) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 5% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (j) invest more than 10% of its net assets in restricted securities, other than securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933;

     (k) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

     (l) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.


                            PERFORMANCE INFORMATION

     From time to time the Fund may quote Total Return or Average Annual Total Return for its International Shares or its International Institutional Shares. "Total Return" for a period is the percentage change in value during the period of an investment in shares of that class of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:

          ERV = P(l+T)n

     Where:    P =       a hypothetical initial investment of $1,000
               T =       average annual total return
               n =       number of years
               ERV =     ending redeemable value of a hypothetical
                         $1,000 investment made at the beginning of the period, at the end of the period
                         (or fractional portion thereof)

     The Total Return of the Fund's International Shares for the period December 28, 1995 (commencement of operations) through June 30, 1996 was 20.8%. The Average Annual Total Return of the International Shares for the year ended December 31, 1996 and for the period December 28, 1995 through December 31, 1996 was 34.4% and 33.8%, respectively.

     Because International Institutional Shares have not previously been issued, similar information does not exist for them. However, Total Return and Average Annual Total Return of the International Institutional Shares will be calculated in the same way as for the International Shares. The performance of the International Institutional Shares will be different from the performance of the International Shares because the expenses allocated to the classes will be different and their expense reimbursement or waiver arrangements may be different. Because the expense ratio for the International Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of the International Institutional Shares are expected to be greater than for the International Shares.

     The Fund imposes no sales charges and pays no distribution expenses.
Income taxes are not taken into account. Performance figures quoted by the Fund are not necessarily indicative of future results. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of the Fund's International Shares or International Institutional Shares may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund's International Shares or International Institutional Shares to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund generally believes to be accurate. The Fund also may note its mention (including performance or other comparative rankings) or mention of its officers or portfolio manager in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Mention of the Fund's portfolio manager may include reference to his management of another mutual fund, the past performance of which should not be considered an indication of the Fund's performance. Newspapers and magazines and other media which might mention the Fund or its officers or portfolio manager include, but are not limited to, the following:

Atlanta Constitution            Mutual Fund Letter
Barron's                        Mutual Fund News Service
Boston Herald                   Mutual Fund Values Morningstar
Business Week                   Publications
Chicago Tribune                 Newsweek
Chicago Sun-Times               The New York Times
Cleveland Plain Dealer          No-Load Fund Investor
CNBC                            Outstanding Investor Digest
CNN                             Pension World
Crain's Chicago                 Pensions and Investments
    Business                    Personal Investor
Consumer Reports                Jane Bryant Quinn (syndicated
Consumer Digest                     column)
Financial World                 Louis Rukeyser's Mutual Fund
Forbes                          The San Francisco Chronicle
Fortune                         Smart Money
Fund Action                     Stranger's Investment Adviser
Investor's Business Daily       13D Opportunities Report
Kiplinger's Personal            Time
     Finance Magazine           United Mutual Fund Selector
Knight-Ridder                   USA Today
Los Angeles Times               U.S. News and World Report
Milwaukee Business Journal      The Wall Street Journal
Milwaukee Journal Sentinel      Working Woman
Money                           Worth
                                Your Money

     When a newspaper, magazine or other publication mentions the Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to the following indexes or averages:

Dow-Jones Industrial Average              New York Stock Exchange
Standard & Poor's 500 Stock Index         Composite Index
Standard &                                American Stock Exchange
Standard & Poor's Mid-Cap 400 Index       Composite Index
Wilshire 5000                             NASDAQ Composite
 (These indexes are widely recognized     NASDAQ Industrials
indicators of general U.S. stock market    (These indexes generally
results.)                                 reflect the performance of
                                          stocks traded in the
                                          indicated markets.)

EAFE Index
Financial Times-Actuaries World Index (Ex-U.S.)
Morgan Stanley Capital International World Index
(These indexes are widely recognized indicators of the international markets)

     The performance of the Fund's International Shares or International Institutional Shares also may be compared to the following mutual fund industry indexes or averages: Lipper International & Global Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper International Index; ICD International Equity Funds Average; ICD All Equity Funds Average; ICD General Equity Average; ICD Global Equity Funds Average; ICD International Equity and Global Equity Funds Average; ICD Foreign Securities Index; Morningstar International Stock Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The ICD Indexes reflect the unweighted average total return of the largest twenty four funds within their respective category as calculated and published by ICD.

     The Lipper International Fund index reflects the net asset value weighted return of the ten largest international funds.

     The Lipper, ICD and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Fund also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. The Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service.

     The Fund may cite its rating, recognition or other mention by Morningstar, Inc. ("Morningstar") or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Fund also may use historical data compiled by Pruden-tial Securities, Inc., Morgan Stanley Capital International, or other similar sources believed by the Fund to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both), value stocks (small-capitalization, large-capitalization, or both), the U.S. stock market generally, or the U.S. stock market compared to other stock markets throughout the world.


                             DIRECTORS AND OFFICERS

     Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940 Act are indicated with an asterisk.

                   Positions Held               Principal Occupations during
Name and Age       with Registrant              Past 5 Years
-------------      -----------------            ----------------------------

Andrew A. Ziegler  Director, Chairman of the    Managing Partner of Artisan
             (39)  Board and Chief Executive    Partners; prior to founding
                   Officer                      Artisan Partners, president and
                                                chief operating officer of
                                                Strong/Corneliuson Capital
                                                Management ("Strong") and
                                                president of the Strong Funds
                                                from 1990 to 1994; prior
                                                thereto, attorney with the law
                                                firm of Godfrey & Kahn, S.C.,
                                                Milwaukee, WI.



                        Positions Held          Principal Occupations during
Name and Age            with Registrant         Past 5 Years
--------------          -----------------       -----------------------------

Carlene Murphy Ziegler  Director and President  Managing Partner of Artisan
             (40)                               Partners; prior to founding
                                                Artisan Partners, a co-
                                                portfolio manager of the
                                                Strong Common Stock Fund,
                                                Strong Opportunity Fund and
                                                numerous institutional small-
                                                capitalization equity
                                                portfolios at Strong since
                                                March 1991; prior thereto, a
                                                co-portfolio manager of the
                                                SteinRoe Special Fund.
David A. Erne           Director                Partner of the law firm
             (53)                               Reinhart, Boerner, Van Deuren,
                                                Norris & Rieselbach, S.C.,
                                                Milwaukee, WI.
Thomas R. Hefty         Director                President of United Wisconsin
             (49)                               Services, Inc. (a provider of
                                                managed care and specialty
                                                business services) since 1986
                                                and chairman of the board and
                                                chief executive officer since
                                                1991; and chairman of the board
                                                of Blue Cross & Blue Shield
                                                United of Wisconsin (parent
                                                company of United Wisconsin
                                                Services, Inc.) since 1988 and

                                                president since 1982.
Howard B. Witt          Director                President and chief executive
             (56)                               officer of Littelfuse, Inc. (a
                                                manufacturer of advanced circuit
                                                protection devices) since 1990
                                                and chairman of the board of
                                                Littelfuse since 1993; prior
                                                thereto executive vice president
                                                of Littelfuse; and director of
                                                Franklin Electric Co., Inc. (a
                                                manufacturer of electronic
                                                motors) since 1994.
John M. Blaser          Chief Financial         Chief financial officer of
             (40)       Officer, Treasurer      Artisan Partners; prior to
                        and Secretary           joining Artisan Partners, senior
                                                vice president with Kemper
                                                Securities, Inc. since 1993;
                                                prior thereto, with Price
                                                Waterhouse.



                       Positions Held           Principal Occupations during
Name and Age           with Registrant          Past 5 Years
--------------         -----------------        ------------------------------

Mark L. Yockey         Vice President           Partner of Artisan
              (40)                              Partners; prior to joining
                                                Artisan Partners, portfolio
                                                manager of the United
                                                International Growth Fund
                                                and vice president of
                                                Waddell & Reed (investment
                                                management firm) since
                                                January 1990; prior
                                                thereto, equity analyst for
                                                Waddell & Reed.

Sandra Jean Voss-      Vice President           Equity trader for Artisan
Reinhardt                                       Partners; prior to joining
             (32)                               Artisan Partners, equity
                                                trader with Northwestern
                                                Mutual since January 1989,
                                                prior thereto, sales
                                                associate with Dean Witter
                                                Reynolds.
Millie Adams Hurwitz   Vice President           Co-portfolio manager of
     (34)                                       Artisan Small Cap Fund; prior
                                                to joining Artisan Partners,
                                                co-portfolio manager at Stein
                                                Roe & Farnham Incorporated
                                                from 1992 until 1995; and an
                                                analyst with OLC Corporation
                                                from 1989 to 1991.


     The address of Mr. Ziegler, Ms. Ziegler, Mr. Blaser, Mr. Yockey, Ms. Voss-Reinhardt and Ms. Hurwitz is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty -- 401 W. Michigan Street, Milwaukee, Wisconsin 53203; and Mr. Witt -- 800 E. Northwest Highway, Des Plaines, Illinois 60016.

     Mr. Ziegler and Ms. Ziegler are married to each other.

     Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board of Directors.

     The only compensation paid to directors and officers of Artisan Funds for their services as such consists of an annual $5,000 retainer fee (per series of Artisan Funds) paid to directors who are not interested persons of Artisan Funds or Artisan Partners. Artisan Funds has no retirement or pension plans.

     The following table sets forth compensation paid by the Fund and by Artisan Funds (comprised of the Fund and Artisan Small Cap Fund) during the fiscal year ended June 30, 1996 to each of the directors of Artisan Funds.

                                                                      TOTAL
                                     RETIREMENT                    COMPENSATION
                     AGGREGATE        BENEFITS       ESTIMATED     FROM ARTISAN
                    COMPENSATION      ACCRUED         ANNUAL      INTERNATIONAL
                    FROM ARTISAN     AS PART OF      BENEFITS     FUND AND FUND
                   INTERNATIONAL        FUND           UPON        COMPLEX PAID
NAME OF DIRECTOR      FUND            EXPENSES      RETIREMENT     TO DIRECTORS
----------------   -------------    ------------   ------------   --------------

Andrew A. Ziegler      $    0         $    0           $    0         $    0
Carlene Murphy              0              0                0              0
Ziegler
David A. Erne           2,500              0                0          7,500
Thomas R. Hefty         2,500              0                0          7,500

Howard B. Witt          2,500              0                0          7,500

     On January 1, 1997, the directors and officers of Artisan Funds, as a group, owned less than 1% of the outstanding shares of the Fund and less than 1% of the outstanding shares of Artisan Funds.

                             PRINCIPAL SHAREHOLDERS

     No person was known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of the Fund at January 1, 1997 except for persons acting as nominees for their clients, without the power to vote or dispose of Fund shares.

                          INVESTMENT ADVISORY SERVICES

     Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated December 27, 1995 (the "Advisory Agreement"). Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

     In return for its services, the Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million;
 .975 of 1% of average daily net assets from $500 million up to $750 million; .950 of 1% of average daily net assets from $750 million to $1 billion; and .925 of 1% of average daily net assets over $1 billion. Artisan Partners has undertaken to reimburse the Fund for certain expenses, as described in the prospectus. The advisory fees paid (or accrued) by the Fund to Artisan
Partners during the period December 28, 1995 (commencement of operations) through June 30, 1996 aggregated $133,215.

     The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Carlene Murphy Ziegler is a director and president of Artisan Funds, and the portfolio manager of Artisan Small Cap Fund, another series of Artisan Funds. Andrew A. Ziegler is a director and chief executive officer of Artisan Funds. John M. Blaser is the chief financial officer of Artisan Funds and acts as the principal administrative and financial officer. Mark L. Yockey is vice president of Artisan Funds. Sandra J. Voss-Reinhardt is also a vice president of Artisan Funds.

     Prior to founding Artisan Partners, Ms. Ziegler was a co-portfolio manager of the Strong Common Stock Fund and Strong Opportunity Fund. From 1986 to 1991, Ms. Ziegler was a co-portfolio manager of the SteinRoe Special Fund. Ms. Ziegler holds B.A. and M.A. degrees from the University of Illinois and an M.B.A. from the University of Chicago Graduate School of Business. She also is a Chartered Financial Analyst.

     Immediately prior to founding Artisan Partners in 1995, Mr. Ziegler was president and chief operating officer of Strong, and president of the Strong Funds; prior thereto, he was Executive Vice President and General Counsel of Strong. From 1986 to 1990, Mr. Ziegler was an attorney with the law firm of Godfrey & Kahn, S.C., Milwaukee, WI. Mr. Ziegler holds a B.S. from the University of Wisconsin - Madison and a J.D. from the University of Wisconsin Law School.

     Prior to joining Artisan Partners in 1995, Mr. Blaser was Senior Vice President of Kemper Securities, Inc. since 1993; prior thereto, Mr. Blaser was with Price Waterhouse LLP. Mr. Blaser holds a B.B.A. from the University of Wisconsin - Madison with majors in accounting and finance. He is a Certified Public Accountant with a Personal Financial Specialist designation.

     Prior to joining Artisan Partners in 1995, Mr. Yockey was portfolio manager of the United International Growth Fund and vice president of Waddell & Reed since January 1990. Prior thereto, Mr. Yockey was an equity analyst for Waddell & Reed. Mr. Yockey holds a B.A. degree and an M.B.A. from Michigan State University. He is also a Chartered Financial Analyst.

     Prior to joining Artisan Partners in 1995, Ms. Voss-Reinhardt was an equity trader with Northwestern Mutual since January 1989; prior thereto, Ms. Voss-Reinhardt was a sales associate with Dean Witter Reynolds. Ms. Voss-Reinhardt holds a B.A. from the University of Wisconsin - Eau Claire.

                             PORTFOLIO TRANSACTIONS

     Artisan Partners places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, Artisan Partners often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, Artisan Partners uses internal allocation procedures to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services Artisan Partners feels are useful. In certain instances, Artisan Partners receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Artisan Partners makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by Artisan Partners in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of Artisan Partners and not all such research products or services are used in connection with the management of the Fund.

     With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention, including investment research related to the security and provided to the Fund.

     During the period December 28, 1995 (commencement of operations) through June 30, 1996, the Fund paid brokerage commissions of $427,483 to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $97,912,681.


                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares" in the International Shares prospectus and "Purchasing and Redeeming Shares" in the International Institutional Shares prospectus All of that information is incorporated herein by reference.

     International Shares of the Fund may be purchased through certain financial service companies without incurring any transaction fee. For accounting and shareholder servicing services provided by such a company with respect to International Shares of the Fund held by that company for its customers, the company may charge a fee of up to 0.35% of the annual average value of those accounts. The Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. That portion of the fee paid by the Fund is allocated to the International Shares. The balance of those fees is paid by Artisan Partners.

     NET ASSET VALUE. The net asset value of the shares of each class of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.
The net asset value per share of each class of shares the Fund is determined by dividing the value of that class's pro rata portion of all the Fund's securities and other assets, subtracting that class's pro rata portion of the Fund's liabilities and any liabilities specifically allocated to that class, by the number of shares of that class outstanding.

     Trading in the portfolio securities of the Fund takes place in various foreign markets on certain days (such as Saturdays or U.S. holidays) when Artisan Funds is not open for business and the net asset value of the Fund is not calculated. Conversely, trading in the Fund's portfolio securities may not occur on days when Artisan Funds is open. As a result, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     The Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     The Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Fund and Artisan Partners each have adopted a code of ethics that, among other things, regulates the personal transactions in securities of certain officers, directors, partners and employees of the Fund and Artisan Partners.

                           ADDITIONAL TAX INFORMATION

     Artisan Funds intends for the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders.

     To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxed, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the Fund's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund, and (ii) the portion of Fund dividends which represent income from each foreign country if the Fund qualifies to pass along such credit.

     The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax regulations, the Fund intends to treat PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

                                   CUSTODIAN

     State Street Bank & Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. State Street also performs portfolio accounting services for the Fund. State Street is not an affiliate of Artisan Partners or its affiliates. State
Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Fund's independent accountants, providing services including (i) audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and (iii) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

     AUDITED FINANCIAL STATEMENTS. The 1996 annual report to shareholders of the Fund, a copy of which accompanies this Statement of Additional Information, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent accountants, all of which (but no other part of the annual report) are incorporated herein by reference. Additional copies of the annual report may be obtained from Artisan Funds at no charge by writing or telephoning Artisan Funds at the address or telephone number on cover page of this Statement of Additional Information. The "Financial Highlights" included in the annual report relate to the Fund's International Shares.

     INTERIM UNAUDITED FINANCIAL STATEMENTS. Immediately following are interim unaudited financial statements of the Fund at and for the period ended December 31, 1996. The "Financial Highlights" included in these interim unaudited financial statements relate to the Fund's International Shares. The interim unaudited financial statements reflect all adjustments, all of which are of a normal, recurring nature,) which are, in the opinion of Artisan Funds' management, necessary to a fair statement of the results for the interim periods presented.



                                                     ARTISAN INTERNATIONAL FUND
                                                 (A SERIES OF ARTISAN FUNDS, INC.)

                                                      SCHEDULE OF INVESTMENTS
                                                         DECEMBER 31, 1996
                                                             UNAUDITED

   Shares                                                                 Industry          Quoted             Country
    Held                                                               Classification    Market Value           Total
------------------------------------------------------------------------------------------------------------------------------

                                                COMMON AND PREFERRED STOCKS - 98.6%
BRAZIL - 0.6%
 10,050,000  <F23>Telemig PNB - Telecommunication services                      (14)           1,242,830          1,242,830

DENMARK - 5.2%

      7,000  <F23>Falck - Home security systems                                  (6)           2,091,397
     10,000  InWear Group AS - Apparel manufacturer and retailer                (12)             436,274
      6,588  NESA AS - Electrical utility                                       (16)           1,845,284
     40,000  <F23>Neurosearch - Pharmaceuticals                                  (9)           1,783,187
     39,550  <F23>Scanbox Danmark - Music and video producer                     (7)           1,879,880
      8,820  <F23>Sondagsavisen - Newspaper publisher                            (2)           1,871,562          9,907,584

FINLAND - 3.3%

     80,000  Aamulehti II - Newspaper publisher                                  (2)           2,434,783
     30,000  <F23>TT Tieto Oy - Computer data services                          (13)           2,519,348
    140,000  Talentum Oy - Information technology publisher                      (2)           1,278,261          6,232,392

FRANCE - 8.3%

     30,000  CLF-Dexia France - Banking                                          (1)           2,613,472
     32,000  Compagnie Generale des Eaux - Water and waste utility              (16)           3,965,693
      4,776  Damart SA - Thermal apparel manufacturer                           (12)           3,820,064
     12,000  Roussel Uclaf - Pharmaceuticals                                     (9)           3,531,657
     18,000  <F23>Union Financiere de France Banque SA - Investment
             management services                                                (11)           1,942,758         15,873,644

GERMANY - 4.4%

     70,000  Deutsche Pfandbrief Bank AG - Banking services                      (1)           3,160,190
     15,000  Escada AG - Men's and women's apparel retailer                     (12)           2,466,207
    126,667  <F23>Marseille-Kliniken AG - Health care services                   (9)           2,741,104          8,367,501

HONG KONG - 10.6%

    300,000  Cheung Kong (Holdings) Ltd. - Real estate development               (5)           2,666,624
  1,200,000  <F23>Cheung Kong Infrastructure Holdings - Construction
             of public infrastructure                                            (5)           3,180,555
  2,500,000  <F23>Donfang Electrical Machinery Company Ltd. -
             Manufacturer of electrical generators                               (4)             872,713
  8,000,000  Guangzhou Investment - Manufacturing conglomerate                  (10)           3,827,009
    390,000  Guoco Group Ltd. - Banking and financial services                   (1)           2,183,334
    110,915  HSBC Holdings - Banking and financial services                      (1)           2,373,319
  2,562,000  JCG Holdings - Banking services                                     (1)           2,500,886
    600,000  Wing Hang Bank Ltd. - Banking services                              (1)           2,722,865         20,327,305

INDONESIA - 4.8%

    921,500  Bank Nisp - Banking services                                        (1)           1,043,612
  1,600,000  Mayora Indah - Diversified food producer                            (8)             745,131
    250,000  PT Modern Photo Film Company - Photographic
             equipment and supplies                                             (12)             793,819
  1,050,000  Semen Cibinong - Cement producer                                    (5)           2,956,181
  3,005,000  Sona Topas - Duty free retailing                                    (7)           1,272,227
  1,128,833  Steady Safe - Urban transportation services                        (15)           1,445,690
    674,700  Tigaraksa Satria - Consumer products distributor                   (15)             942,638          9,199,298

IRELAND - 0.8%

    176,724  Bank of Ireland - Banking and financial services                    (1)           1,611,210          1,611,210

JAPAN - 7.0%

     25,000  Autobacs Seven - Auto parts retailer                               (12)           1,767,982
    150,000  Banyu Pharmaceutical Co Ltd - Pharmaceuticals                       (9)           2,098,264
     55,000  Circle K Japan - Convenience stores                                (12)           2,374,579
     12,500  Japan Maintenance - Building maintenance                            (3)             188,887
     50,000  Promise - Consumer lending                                         (11)           2,460,927
    100,000  Sankyo Co. Ltd. - Pharmaceuticals                                   (9)           2,832,225
        200  Sanyo Pax - Consumer products and food packaging                    (8)               3,471
     60,000  Xebio - Sporting goods and casual menswear retailer                (12)           1,787,410         13,513,745

KOREA - 1.6%

     59,300  Hana Bank - Banking services                                        (1)             896,913
    115,000  <F23>Keumkang Development - Retail stores and hotel operator        (7)           1,891,716
     12,550  Tong Yang Confectionery - Snack food producer                       (8)             276,249          3,064,878

MEXICO - 5.7%

    250,000  Carso Grupo A1 - Multi-industry conglomerate                       (10)           1,324,314
    250,000  <F23>Empresas (ICA) Sociadad Controladora S.A. de C.V.
              - Commercial construction                                          (5)           3,656,250
    700,000  Grupo Financiero Banamex Accival - Banking services                 (1)           1,477,896
    653,489  Grupo Financiero Inbursa S.A. de C.V. - Banking services            (1)           2,233,086
    100,000  Sigma BCP - Food producer                                           (8)             893,039
  4,295,000  <F23>Seguros Comercial America - Insurance                         (11)           1,282,171         10,866,756

MALAYSIA - 0.8%

    500,000  Berjaya Leisure Berhad - Gaming activities                          (7)             756,286
     150,00  MNI Holdings BHD - Mining and metal products                        (5)             778,064          1,534,350

NETHERLANDS - 1.2%

    110,000  <F23>Boskalis Westminster N.V. - Environmental construction
             services                                                            (5)           2,229,945          2,229,945

NORWAY - 9.5%

    400,000  Ark ASA - Computer equipment retailer                              (14)           2,793,686
     80,000  Blom ASA - Geographical surveying                                   (3)           2,228,741
    360,000  Fokus Bank - Regional bank                                          (1)           2,452,857
     67,500  Merkantildata - Information technology provider                    (14)           1,225,730
    400,000  Radio P4 - Radio stations                                           (2)           3,600,751
    255,000  Schibsted AS - Newspaper publisher                                  (2)           4,650,324
     40,000  <F23>Tandberg Data AS - Computer peripheral equipment
             manufacturer                                                       (14)           1,235,430         18,187,519

PHILIPPINES - 2.3%

  7,306,000  <F23>Bankard, Inc. - Credit card provider                          (11)           2,611,270
 24,000,000  Engineering Equipment, Inc. - Industrial construction               (5)           1,587,833
  1,181,000  RFM Corporation - Manufacturer of food products                     (8)             202,072          4,401,175

PORTUGAL - 4.0%

    128,600  Portugal Telecom SA - Telecommunication services                   (14)           3,665,992
    125,000  Sonae Investimentos - SGPS - Multi-industry conglomerate           (10)           3,958,401          7,624,393

SPAIN - 2.5%

    125,000  Banco Central Hispanoamericano, S.A. - Banking services             (1)           3,211,053
     16,600  Corporacion Financiera Alba, S.A. - Multi-industry
             conglomerate                                                       (10)           1,677,581          4,888,634


SWEDEN - 11.3%

    120,000  Astra - Pharmaceuticals                                             (9)           5,929,706
    100,300  Caran AB Class B - Aerospace software                              (13)           1,058,901
     12,575  Caran AB New Shares - Aerospace software                           (13)             134,602
     72,500  <F23>Enator AB- Software design                                    (13)           1,855,049
     11,500  <F23>Enator AB New Shares - Software design                        (13)             290,034
    100,000  Esselte AB - Manufacturer of office products                        (3)           2,214,109
    190,200  Intelligent Micro Systems Data AB - Computer systems and
             consulting services                                                (14)           1,338,671
     63,000  <F23>ADB-Gruppen Mandator - Information technology consulting      (14)             609,686
    100,000  Nordbanken AB - Banking services                                    (1)           3,027,904
     12,500  <F23>Scala International AB - Business application software        (13)           1,136,380
    400,000  <F23>Skandinaviska Enskilda Banken - Commercial and
             investment banking services                                         (1)           4,105,632         21,700,674

THAILAND - 2.8%

    120,000  <F23>BEC World Public Company Limited - Television
             broadcasting                                                        (2)           1,151,057
    300,000  The Pizza PLC - Fast food restaurant franchise                      (8)           1,754,660
    500,000  Srithai Superware PLC - Producer of consumer plastic products       (6)           2,417,531          5,323,248

UNITED KINGDOM - 10.6%

    300,000  <F23>Colt Telecom Group plc - Telecommunication services           (14)           1,516,190
    850,000  The Corporate Services Group PLC - Employment services              (3)           2,511,992
     30,000  <F23>Dr. Solomon's Group Plc. - Anti-virus software                (13)             513,750
    255,000  <F23>Ethical Holdings plc - Pharmaceuticals                         (9)           1,482,188


     50,000  Granada Group plc - Television broadcasting and theme parks         (3)             739,250
     70,000  D.F.S. Furniture Company plc - Home furniture
             manufacturer and retailer                                           (6)             719,548
    850,000  Storehouse PLC - Apparel and housewares retailer                   (12)           3,764,348
    612,500  Tomkins PLC - Multi-industry conglomerate                          (10)           2,833,219
    525,000  Vodafone Group PLC - Mobile telecommunication services             (14)           2,221,604
    300,000  Whitbread plc - restaurants and brewing                             (8)           4,044,886         20,346,975

UNITED STATES - 1.3%

    112,490  <F23>PETsMart, Inc. - Pets and pet supply retailer                 (11)           2,460,719          2,460,719

             TOTAL COMMON AND PREFERRED STOCKS (COST $173,263,861)                                             $188,904,775




                                                   SHORT TERM INVESTMENTS - 4.0%

 $7,691,000  Investment in repurchase agreement (U.S. Treasury obligations) in a joint trading pool at 4.75% dated
             12/31/96 due 1/2/97                                                            $  7,691,000
             TOTAL SHORT TERM INVESTMENTS  (COST $7,691,000)                                                  $  7,691,000
                                                                                                             -------------

             TOTAL INVESTMENTS - 102.6% (COST $180,954,861)                                                   $196,595,775
             Other assets less liabilities - (2.6%)                                                            (5,027,739)
                                                                                                              ------------
             TOTAL NET ASSETS (<F24>)                                                                         $191,568,036
                                                                                                              ============

<F23>   Non-income producing securities
<F24>   Percentages for the various classifications relate to total net assets




                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)

                           PORTFOLIO DIVERSIFICATION
                               DECEMBER 31, 1996
                                   UNAUDITED

                                                     Value        Percent<F25>
-------------------------------------------------------------------------------
     Banking (1)                               $  35,614,229        18.6%
     Broadcast/Publishing (2)                     14,986,738         7.8
     Business & Public Services (3)                7,882,979         4.1
     Capital Spending (4)                            872,713         0.5
     Construction/Housing (5)                     17,055,452         8.9
     Consumer Cyclicals (6)                        5,228,476         2.7
     Consumer Services (7)                         5.800,109         3.0
     Food/Restaurants (8)                          7,919,508         4.1
     Health Care Services (9)                     20,398,331        10.7
     Multi-Industry (10)                          13,620,524         7.1
     Other Financial (11)                          8,297,126         4.3
     Retailing (12)                               19,671,402        10.3
     Software (13)                                 7,508,064         3.9
     Telecommunication/Technology (14)            15,849,819         8.3
     Transportation/Distribution (15)              2,388,328         1.3
     Utilities (16)                                5,810,977         3.0
                                                ------------      ------
     Total common and preferred stocks           188,904,775        98.6
     Total short term investments                  7,691,000         4.0
                                                ------------      ------
     Total investments                           196,595,775       102.6
     Other assets in excess of liabilities       (5,027,739)        (2.6)


                                                ------------      ------
     Net assets                                 $191,568,036       100.0%
                                                ============     =======

   <F25> Percentages for the various classifications relate to total net assets

    The accompanying notes are an integral part of the financial statements.




                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
                                   UNAUDITED
ASSETS:
     Investments in securities, at value (cost $180,954,861)     $196,595,775
     Foreign currency (cost $2,193,788)                             2,215,495
     Cash                                                                 977
     Receivable for investments sold                                1,123,905
     Receivable from foreign currency sold                          7,926,639
     Receivable from fund shares sold                                 852,494
     Interest receivable                                                1,015
     Dividends receivable                                             230,692
     Organizational costs                                              29,280
                                                                 ------------
     Total assets                                                 208,976,272

LIABILITIES:
     Payable for investments purchased                              9,340,335


     Payable for foreign currency purchased                         7,871,512
     Payable for withholding tax liability                             20,315
     Payable for organizational costs                                  29,280
     Payable for operating expenses                                   146,794
     Total liabilities                                             17,378,236
                                                                 ------------
     Total net assets                                            $191,598,036
                                                                 ============

NET ASSETS CONSIST OF THE FOLLOWING:
     Fund shares issued and outstanding                          $171,475,930
     Net unrealized appreciation on investments and
     foreign currency transactions                                 15,634,621
     Accumulated undistributed net investment income                  (68,199)
     Accumulated undistributed net realized gain in
     sales of investments and foreign currency transactions         4,525,684
                                                                 ------------
                                                                 $191,568,036
                                                                 ============

NET ASSET VALUE PER SHARE
     Net asset value, offering price and redemption
     price per share ($0.01 par value, 5,000,000,000
     shares authorized, [$191,568,036/14,381,894 shares
     outstanding])                                                     $13.32

         The accompanying notes are an integral part of the statements.



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)

                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                   UNAUDITED

INVESTMENT INCOME:
     Interest                                 $      147,174
     Dividends                                       799,489
                                                  ----------
     Total investment income                                        926,663

Expenses:
     Advisory fees                                   659,652
     Transfer agent fees                             170,097
     Custodian fees                                  159,086
     Registration fees                               111,355
     Professional fees                                34,896
     Accounting fees                                  27,212
     Shareholder communications                       21,906
     Directors' fees                                  15,000
     Organizational costs                              3,660
     Insurance                                         1,259
     Other operating expenses                          7,850
                                                  ----------
     Total expenses                                               1,211,973
                                                                 ----------
     Net investment income                                        (285,310)

REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS - NET:
     Net realized gain (loss) on:
        Investments                                5,040,320
        Foreign currency related transactions        (87,116)
                                                  ----------
                                                                  4,953,204
     Net increase in unrealized appreciation of:
        Investments                               11,920,538
        Foreign currency related transactions          5,674
                                                  ----------
                                                                 11,926,212
                                                                -----------
     Net gain on investments                                     16,879,416
                                                                -----------
     Net increase in net assets
       resulting from operations                                $16,594,106
                                                                ===========


         The accompanying notes are an integral part of the statements.




                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)

                       STATEMENT OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                   UNAUDITED

                                          Six months ended      Year ended
                                          December 31, 1996  June 30, 1996 <F26>
                                          --------------------------------------
   OPERATIONS:
     Net investment income                     $  (285,310)     $   217,111
     Net realized gain on investments            5,040,320        1,087,925
     Net realized loss on foreign
       currency transactions                       (87,116)         (40,001)
     Net increase in unrealized appreciation
       (depreciation) on:
       Investments                              11,920,538        3,720,376
       Foreign currency related transactions         5,674          (11,966)
                                              ------------      -----------
       Net increase in net assets resulting
         from operations                        16,594,106        4,973,445

DISTRIBUTION PAYABLE TO SHAREHOLDERS:
     Distributions from net realized gains on
       investment transactions
       ($0.1145 per share)                      (1,475,445)             --

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (9,805,190
       and 6,080,442 shares respectively)      121,588,888       68,360,994
     Net Asset value of shares issued in
       reinvestment of distributions
       from net realized gains (108,517
       shares)                                   1,411,808              --
     Cost of shares redeemed (1,453,616 and
       158,639 shares respectively)            (18,063,019)      (1,822,741)
                                              ------------      -----------
       Net increase                            104,937,677       66,538,253

     Net assets at the beginning of
       the period                             $ 71,511,698              --
                                              ------------      -----------

     Net assets at the end of the period      $191,568,036      $71,511,698
                                              ============      ===========

    <F26>  For the period from commencement of operations (December 28, 1995)
           through June 30, 1996

         The accompanying notes are an integral part of the statements.



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   UNAUDITED

                                           Six months ended      Year ended
                                          December 31, 1996   June 30, 1996<F29>
                                         ---------------------------------------
     Net asset value, beginning of the period   $12.08             $10.00

     Income from investment operations:
       Net investment income                     (0.05)              0.04
       Net realized and unrealized gains
          (losses) on securities
          and foreign currency held               1.40               2.04
                                                -------           -------
       Total from investment operations           1.35               2.08
     Distributions: Net realized
       capital gains                             (0.11)              0.00
                                                ------            -------

     Net asset value, end of period             $13.32             $12.08
                                                ======            =======

     Total return                                34.4%<F28>         20.8%<F28>
                                                =======           =======

     Ratios/supplemental data:
       Net assets, end of period (millions)    $191.6              $71.5
       Ratio of expenses to average
          net assets                              1.8%<F27>          2.5%<F27>
       Ratio of net investment income
          to average net assets                  (0.4)%<F27>         2.4%<F27>
       Portfolio turnover rate                   55.9%<F28>            57.0%
       Average commission rate per share        .0129% <F28>

     <F27> Annualized
     <F28> Not annualized
     <F29> For the period from commencement of operations (December 28, 1995)
           through June 30, 1996

         The accompanying notes are an integral part of the statements.



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
                                   UNAUDITED


(1)   Organization:

      The Artisan International Fund (the "Fund") is a series of Artisan Funds, Inc. which was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2)   Summary of significant accounting policies:

      The following is a summary of significant accounting policies of the Fund.

      (a) Security valuation - Each security is valued at the latest sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest sales price reported from previous day's trading activities. Securities for which prices are not readily available or which management believes that the last sales price is not reflective of the fair value of the security are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

      (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute substantially all of its taxable income as well as realized gains from the sale of investment securities to its shareholders and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

      (c) Portfolio transactions - Security and shareholder transactions are recorded no later than the first business day after the trade date. Net realized gains and losses on common stocks are computed on the specific identification basis.

      (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      (e) Use of estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results may differ from those estimates.

      (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

(3)   Transactions with affiliates:

      Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

               Average Daily Net Asset Value          Annual Rate
               -----------------------------          -----------
             Less than $500 million                      1.000%
             $500 million to $750 million                0.975%
             $750 million to $1 billion                  0.950%
             Greater than $1 billion                     0.925%

      The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.50% of average daily net assets annually.

(4)   Organization costs and prepaid registration expenses:

      Organization costs are amortized over sixty months. These expenses were paid by the Adviser which will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption. Registration expenses of the Fund are amortized over twelve months.

(5)   Investment transactions:

      For the six months ended December 31, 1996, the cost of purchases and the proceeds from the sales investment securities (excluding short-term securities) was $172,477,442 and $71,668,217, respectively.

(6)   Income tax information:

      Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 1996, based on investment cost of $173,334,528 for federal tax purposes, is as follows:

      Aggregate gross unrealized appreciation on investments      20,700,814
      Aggregate gross unrealized depreciation on investments     (5,130,567)
                                                                 -----------
      Net unrealized appreciation                                $15,570,247



                                     PART C

                               OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

     (a)  Financial Statements:

               (1) Financial Statements included in Part A of this registration statement:
                    None.

               (2)  Financial Statements included in Part B of this amendment:


               ARTISAN SMALL CAP FUND
               ----------------------

               The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1996:

               - Schedule of Investments at June 30, 1996

               - Statement of Assets and Liabilities at June 30, 1996

               - Statement of Operations for the Period Ended June 30, 1996

               - Statement of Changes in Net Assets for the Year Ended June 30,
                    1996 and Period Ended June 30, 1995

               - Notes to Financial Statements

               - Report of Independent Accountants

          NOTE: Artisan Small Cap Fund is not affected by, and its prospectus and statement of additional information are not included in, this post-effective amendment. Interim unaudited financial statements of Artisan Small Cap Fund are therefore not included in this post-effective amendment.


               ARTISAN INTERNATIONAL FUND
               --------------------------

               Audited

               The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1996:

               - Schedule of Investments at June 30, 1996

               - Statement of Assets and Liabilities at June 30, 1996

               - Statement of Operations for the Period Ended June 30, 1996

               - Statement of Changes in Net Assets for the Period
                    Ended June 30, 1996

               - Notes to Financial Statements

               - Report of Independent Accountants

          Note: the following schedules have been omitted for the following reasons:

               Schedule I - The required information is presented in the Schedules of Investments at June 30, 1996.
               Schedules II, III, IV and V - the required information is not present.

               Interim Unaudited

               - Schedule of Investments at December 31, 1996

               - Statement of Assets and Liabilities at December 31, 1996

               - Statement of Operations for the Period Ended December 31, 1996

               - Statement of Changes in Net Assets for the Periods
                    Ended June 30, 1996 and December 31, 1996

               - Notes to Financial Statements

          Note: the following schedules have been omitted for the following reasons:

               Schedule I - The required information is presented in the Schedules of Investments at December 31, 1996.

               Schedules II, III, IV and V - the required information is not present.

     (b)  Exhibits:

          1.1  Amended and Restated Articles of Incorporation of the Registrant.
               <F30>
          1.2  Articles of Amendment dated October 12, 1995. <F30>
          1.3  Articles of Amendment dated January 16, 1997
          2    Bylaws, as amended. <F30>
          3    None
          4    None (Registrant does not issue share certificates.)
          5.1  Investment Advisory Agreement between the Registrant and Artisan
               Partners Limited Partnership relating to Artisan Small Cap Fund.
               <F30>
          5.2  Form of Investment Advisory Agreement between the Registrant and
               Artisan Partners Limited Partnership relating to Artisan
               International Fund. <F30>
          6    None
          7    None
          8    Custodian Agreement and Accounting Services Agreement between the
               Registrant and State Street Bank and Trust Company. <F30>
          9    Transfer Agency Agreement between the Registrant and State Street
               Bank and Trust Company. <F30>
          9.1  Amendment No. 1 to Transfer Agency Agreement
         10.1  Opinion and Consent of Counsel dated March 8, 1995 with respect to Artisan Small Cap Fund. <F30>
         10.2  Opinion and Consent of Counsel dated October 13, 1995 with respect to Artisan International Fund.
         11    Consent of Independent Accountants.
         12    None
         13    Subscription Agreement between the Registrant and Andrew A.
               Ziegler and Carlene Murphy Ziegler relating to Artisan Small Cap
               Fund. <F30>
         14    IRA plan booklet dated March 1995. <F30>
         15    None
         16    Schedule of computation of performance quotations. <F30>
         17    Financial Data Schedule
         17.1  Financial Date Schedule for the fiscal year ended June 30, 1996-
               Artisan Small Cap Fund <F30>
         17.2A Financial Data Schedule for the fiscal year ended June 30, 1996-
               Artisan International Fund <F30>
         17.2B Financial Data Schedule for the six months ended December 31,
               1996- Artisan International Fund.
          18   Multiple Class Plan pursuant to Rule 18f-3
          19   Form of account application. <F31>

______________________________

<F30>  Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 3 to this registration statement.
<F31>  Incorporation by reference to exhibit number 18 filed with post-effective amendment no. 3 to the registration statement.

ITEM 25.  Persons Controlled by or Under Common Control With Registrant.

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item, The information in the prospectus under the caption "The Fund in Detail - Organization - Management" and in the statement of additional information under the caption "Investment Advisory Services" is incorporated herein by reference.

ITEM 26.  Number of Holders of Securities.

                                            Number of Record Holders
     Title of Series                        as of December 31, 1996
     ----------------                       -------------------------

     Artisan Small Cap Fund                          17,954

     Artisan International Fund -                     3,459
       International Shares

     Artisan International Fund -                         0
       International Institutional Shares

ITEM 27.  Indemnification.

          Article VIII of Registrant's Amended Articles of Incorporation (Exhibits 1.1, 1.2 and 1.3, which are incorporated herein by reference) provides that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes, and the Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Secu-rities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

          Registrant and its directors and officers are insured under a policy of insurance maintained by Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policy expressly excludes coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 28.  Business and Other Connections of Investment Adviser.

          The information in each prospectus under the caption "The Fund in Detail - Organization - Management" is incorporated herein by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of Artisan Partners Limited Partnership has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Directors and Officers" in the statement of additional information.

ITEM 29.  Principal Underwriters.

          None

ITEM 30.  Location of Accounts and Records.

            John M. Blaser
            Artisan Partners Limited Partnership
            1000 North Water Street, Suite 1770
            Milwaukee, Wisconsin 53202

ITEM 31.  Management Services.

          Not applicable.

ITEM 32.  Undertakings.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (d) Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amendment to the registration statement be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee and state of Wisconsin on January 17, 1997.


                              ARTISAN FUNDS, INC.



                              By  /s/ Andrew A. Ziegler
                                  Andrew A. Ziegler, Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following person in the capacities and on the date indicated.

        Name                 Title                                 Date
       ------                -------                              ------
/s/ Andrew A. Ziegler        Director, Chief Executive        )

Andrew A. Ziegler            Officer (principal executive     )
                             officer)                         )
                                                              )
                                                              )
/s/ Carlene Murphy Ziegler   Director and President           )

Carlene Murphy Ziegler                                        )
                                                              )
                                                              )

/s/ David A. Erne            Director                         )

David A. Erne                                                 )January 17, 1997
                                                              )
                                                              )
/s/ Thomas R. Hefty          Director                         )

Thomas R. Hefty                                               )
                                                              )
                                                              )
/s/ Howard B. Witt           Director                         )

Howard B. Witt                                                )
                                                              )
                                                              )
/s/ John M. Blaser           Chief Financial Officer,         )

John M. Blaser               Treasurer and Secretary          )
                             (principal financial and         )
                             accounting officer)              )





                            ARTISAN INTERNATIONAL FUND
                                 ANNUAL REPORT
                                 JUNE 30, 1996

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.


Dear Fellow Shareholder,

Thank you for your investment in the Artisan International Fund. We are pleased to send you this report detailing the Fund's successful first six months and our outlook for the future.

The Artisan International Fund (the "Fund") gained 20.8% in the first six months of 1996, easily outdistancing its benchmarks, the Morgan Stanley EAFE index and the Lipper International Fund index, which gained 4.5% and 8.5%, respectively. We are very pleased with this performance, particularly because it was achieved with a well-diversified portfolio. That is, it was NOT the result of a single big country or market allocation.

Comparative Quarterly Performance

                          Artisan            Lipper
                       International      International
                            Fund           Equiy Index         EAFE
                            ----           -----------        -----
12/28/95                  $10,000            $10,000         $10,000
3/31/96                    10,910             10,440          10,290
6/30/96                    12,077             10,847          10,455

                          12/28/95           3/31/96         6/30/96
                          --------           -------         -------
INTERNATIONAL FUND                             9.1%           10.7%
Lipper Index                                   4.4%            3.9%
EAFE                                           2.9%            1.6%

This graph compares the results of $10,000 invested in Artisan International Fund on December 28, 1995 (the date the Fund began operations), with Morgan Stanley's Europe, Australasia and Far East (EAFE) index. EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset value weighted return of the 30 largest international equity funds. All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Fund had a total return of 20.8% from inception on December 28, 1995, through June 30, 1996.


OUR INVESTMENT APPROACH

Before discussing the Fund's performance in more detail, I want to briefly review our investment approach because our basic strategy is the foundation for our strong results.

The Artisan International Fund invests in a broadly-diversified portfolio of international stocks. The Fund concentrates on the stocks of developed countries with accelerating growth prospects. It will have some emerging market holdings, but these will be relatively modest and are not the central focus of the Fund's investment strategy.

The Fund's style is often characterized as "top-down and bottom-up," meaning that country selection and stock selection are both important parts of the investment process. Our approach has three basic steps:

     Country Allocation. Our first step involves searching for countries and regions of the world that will provide a good environment for growth. For example, we look for countries where economic development is accelerating (in our present portfolio, our investments in the Philippines and Hong Kong would fall into this category) or where economies are becoming more competitive or benefiting from economic stimulus (for example, the Scandinavian countries).

     Stock Selection. Having identified favorable areas of the world for growth, we then look for companies that can capitalize on that growth and whose stocks are selling at attractive prices relative to their local markets. Our portfolio management team travels widely, meeting with company managements and spending time on fundamental research. We emphasize companies in good financial condition with strong market shares that are managed with competence and integrity.

     Portfolio Management. Stock picking isn't the whole story, however. Recognizing that international markets can be volatile, our team makes a concerted effort to manage risk. To this end, the portfolio is broadly-diversified among different stocks, industries and regions of
     the world.   While this diversification cannot eliminate market risk,
     it should cushion the impact of a decline in any one country in the overall portfolio. We also monitor the size of individual positions, trading liquidity, emerging market exposure and country exposure as part of the portfolio management process.

Finally, we believe that the Fund should be viewed as a long-term investment by shareholders. Foreign markets can be quite volatile; therefore, the Fund may experience wide performance swings on a short-term basis. While we manage the Fund to try to dampen this volatility, we cannot eliminate it. Accordingly, we encourage our shareholders to use the Fund as part of a diversified investment portfolio and, of course, only if one is able to accept the possibility of short-term capital losses.

FIRST HALF REVIEW

The Fund's solid performance in the first half of the year was attributable both to good country allocations and to astute stock picking. Our country allocations were relatively stable during the entire period. The Fund benefited from "underweight" positions (versus the EAFE index and its peers) in Japan and the U.K., which were lackluster performers in dollar terms. "Overweight" positions in Mexico and several non-Japan Pacific region markets performed well. The Fund also maintained significant positions in several Scandinavian countries, which should continue to benefit from governmental economic stimulus during the remainder of the year.

                        REGION/COUNTRY ALLOCATION<F32>
---------------------------------------------------------------------
REGION/COUNTRY         WEIGHTING   REGION/COUNTRY    WEIGHTING
--------------         ---------   --------------    ---------
  Sweden                10.1%      Japan              16.0%
  United Kingdom         8.0%      Indonesia           7.7%
  Spain                  6.6%      Hong Kong           4.9%
  Germany                5.8%      Philippines         4.3%
  Denmark                5.2%      Singapore           0.9%
  France                 5.1%      Thailand            0.9%
  Norway                 3.7%      India               0.8%
  Finland                3.7%      Korea               0.8%
  Portugal               2.2%      Australia           0.5%
  Switzerland            2.0%      New Zealand         0.4%
  Italy                  1.9%                         -----
  Netherlands            0.6%        Asia/Pacific     37.2%
  Croatia                0.5%
  Hungary                0.4%      Mexico              5.0%
  Ireland                0.4%      Brazil              1.1%
                        -----                         -----
       Europe           56.2%       Latin America      6.1%
                                                      -----
                                    Cash               2.4%

<F32> Percentages for the various classifications relate to net assets.

Stock selection was also important in the first half of the year. Three of the Fund's profitable positions, The Pizza PLC, First Pacific Bank and Bulgari are typical of stocks we like to have in the Fund.

The Pizza PLC is the dominant franchise in Thailand's growing fast food market as higher incomes lead people to seek convenience over price. First Pacific Bank focuses on residential mortgages for apartment purchases. Its parent company is the largest manager of real estate in Hong Kong, which gives this relatively small bank easy access to a huge market. Bulgari, an Italian luxury goods retailer with strong "brand awareness", is benefiting from its customer segmentation expertise by aggressively expanding distribution into new markets.

The Fund held far fewer losing positions over the last six months. Three of the stocks among the bottom ten were from Indonesia and were negatively impacted by political uncertainty.

           TOP 10 GAINERS                             TOP 10 LOSERS
-----------------------------------        -----------------------------------
SECURITY         COUNTRY       %           SECURITY         COUNTRY        %
--------         -------    -------        --------         -------      ------
Pliva GDR        Croatia    109.8%         Nycomed AS        Norway      -28.4%

Smit
  Internationale
  NV             Netherlands 43.4%         Semen Cibinong    Indonesia   -15.1%

Bank Nisp        Indonesia   41.2%         Pakuwon Jati      Indonesia   -14.7%

Want-Want        Singapore   37.5%         Jarvis Porter     United
                                             Group PLC        Kingdom    -14.7%

Dassalt Systemes France      36.6%         Bankard, Inc.     Philippines -12.6%

Biota Holdings   Australia   36.1%         Liechtenstein
                                             Global Trust    Switzerland  -7.8%

The Pizza PLC    Thailand    34.7%         Christian Dior    France       -7.3%

Neurosearch      Denmark     33.7%         Nisho Rent All    Japan        -6.6%

First Pacific
  Bank           Hong Kong   30.3%         Mayora Indah      Indonesia    -5.8%

Bulgari          Italy       28.8%         Union Financiere
                                             de France
                                             Banque SA       France       -4.3%

Notably, the Fund's top ten performing stocks came from ten different countries located in many regions of the world. In our view, performance contributions from companies in a variety of countries are reassuring, because it means that the Fund is not dependent on large, concentrated country bets for performance. While all international managers have to determine which countries to emphasize or avoid, we prefer to stay broadly-diversified among geographic regions, and let our stock picking carry much of the load. As of June 30, 1996, the Fund owned stocks in 27 different countries. This broad diversification partially insulates the Fund from volatility in any individual market.


PORTFOLIO CHARACTERISTICS

Net assets in the Fund on June 30, 1996, were $72.4 million (and as we write this letter, the net assets approximate $110 million. The median market cap of the Fund's holdings was $582 million, reflecting our ability to own significant positions in smaller stocks while the Fund itself is relatively small. The Fund has a median growth rate of 17% and a median price-to-earnings ratio of 14.4. We believe this excellent growth rate at a relatively modest P/E ratio demonstrates our continued attention to valuation as well as growth potential. We are 98.5% invested in equities, which we consider to be fully-invested. We did no currency hedging during the first half of the year, although the Fund may hedge occasionally for defensive purposes.

                            INDUSTRY DIVERSIFICATION
-------------------------------------------------------------------------------
SECTOR                      WEIGHTING   SECTOR                         WEIGHTING
-------                     ---------   -------                        ---------
Banking                       15.0%     Multi-Industry                   9.1%
Broadcast/Publishing           6.8%     Other Financial                  6.5%
Business/Public Services       5.4%     Retailing                       12.8%
Construction/Housing           5.8%     Software                         5.4%
Consumer Cyclicals             2.7%     Telecommunications/Technology    8.3%
Consumer Services              2.0%     Transportation/Distribution      2.8%
Food/Restaurants               5.8%     Utilities                        1.1%
Health Care Services          10.5%                                   -------
                                                               TOTAL   100.0%

Our industry weightings remain broadly diversified. Currently, we have an emphasis in the banking sector because we expect global inflation to be relatively tame and interest rates to remain at low levels for some time, particularly in Europe. Retailing continues to be important to the Fund because it is where we find growth at reasonable prices in a variety of countries. In addition, the Fund has a growing emphasis on companies that provide temporary labor and corporate services to firms seeking to reduce costs. Our top ten holdings also reflect our commitment to diversification - no single stock is more than 3% of the portfolio.

           TOP TEN HOLDINGS
--------------------------------------
COMPANY NAME        COUNTRY        %
-------------       -------       ----
Sondagsavisen      (Denmark)      2.8%
TT Tieto           (Finland)      2.2%
Sonae Investments  (Portugal)     2.2%
Argentaria         (Spain)        2.1%
Marseille Kliniken (Germany)      2.1%
Circle K           (Japan)        2.0%
Autobacs Seven     (Japan)        2.0%
SE-Banken          (Sweden)       1.9%
Xebio              (Japan)        1.8%
Bankard Inc.       (Philippines)  1.7%
                                ------
TOTAL                            20.8%




OUTLOOK AND STRATEGY

The Artisan International Fund produced strong performance during the first half of the year, and we remain optimistic about the balance of 1996. We believe many international markets continue to be bargains compared to the U.S. market, which is near its all-time high. We are having no problems finding attractively-valued stocks to buy in the international markets.

Going forward, we do not anticipate major country allocation shifts. We will continue to underweight Japan, while not avoiding it entirely. In Japan, we are primarily concentrating on the pharmaceutical sector, as well as the retail sector, which is benefiting from the stimulus being applied to the domestic economy. Mexico has been a good market this year. We will continue to invest there - primarily in financial services companies and firms specializing in infrastructure improvements that are expected to benefit from increased public works spending. Most of Europe looks attractive to us - we will remain overweighted in Scandinavia in particular. As always, our emphasis will be in finding high-quality, growth stocks at attractive relative valuations.

Thank you again for your investment in the Artisan International Fund and your confidence going forward. We are very excited about the prospects for the international markets in the years ahead and are glad you have chosen to invest with us.

Sincerely,

/s/ Mark L. Yockey

Mark L. Yockey
Portfolio Manager


                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1996


   Shares                                           Industry        Quoted
    Held                                         Classification  Market Value
   ------                                        --------------  ------------
            COMMON AND PREFERRED
              STOCKS - 99.5%

            AUSTRALIA - 0.5%
    90,000   Biota Holdings - Biotechnology research ..... (8)  $   345,855


            BRAZIL - 1.1%
   230,000  <F33>Celesc PNB - Electric utility .......... (15)      215,296
 5,600,000  <F33>Telemig PNB - Telecommunication
              services .................................. (13)      577,232
                                                                 ----------
                                                                    792,528

            CROATIA - 0.5%
     5,000  <F33>Pliva GDR - Pharmaceutical research
               services .................................  (8)      196,250
    15,000  <F33>Zagrebacka Banka GDR - Banking and
               financial services ........................ (1)      171,000
                                                                 ----------
                                                                    367,250

            DENMARK - 5.2%
     5,000   Falck - Home security systems ............... (5)    1,083,895
    15,000  <F33>Neurosearch - Pharmaceutical
               research services ......................... (8)      591,448
    17,000   Sondagsavisen - Newspaper publisher ......... (2)    2,031,237
                                                                 ----------
                                                                  3,706,580

            FINLAND - 3.7%
    40,000   Aamulehti II - Newspaper publisher .......... (2)    1,079,541
    32,700   TT Tieto Oy - Computer data services ....... (12)    1,567,363
                                                                 ----------
                                                                  2,646,904

            FRANCE - 5.1%
    15,000   Credit Local De France - Banking ............ (1)    1,221,907
    10,000  <F33>Dassault Systemes - Computer software
              design..................................... (12)      313,399
     2,500   Fininfo - Computer software ................ (12)      261,004
     4,000   Roussel Uclaf - Pharmaceuticals ............. (8)      960,417
    10,000   Union Financiere de France Banque SA -
               Investment management services ........... (10)      855,432
                                                                 ----------
                                                                  3,612,159

            GERMANY - 5.8%
    30,000   Deutsche Pfandbrief Bank AG -
               Mortgage banking .........................  (1)    1,187,767
    20,000   Hornbach Baumarkt AG - Home
               improvement and garden stores ............ (11)      907,596
       500   Marschollek, Lautenschlaeger and
               Partner (MLP) AG  NV Pfd -
               Life insurance ........................... (10)      526,143
    41,889   Marseille-Kliniken AG - Health care services .(8)    1,501,447
                                                                 ----------
                                                                  4,122,953

            HONG KONG - 4.9%
    10,000   Asia Satellite - Satellite provider ........ (13)      297,500
   224,800   Dah Sing Financial Holdings - Banking and
               financial services ........................ (1)      681,010
 1,100,000   FPB Bank Holding - Banking .................. (1)      390,786
   700,000   Goldlion Holdings - Men's apparel
               manufacturer ............................. (11)      601,359
 2,250,000   Guangzhou Investment - Manufacturing
               conglomerate .............................. (9)      566,802
    24,800  <F33>HSBC Holdings - Banking and financial
              services..................................   (1)      374,845
   750,000   JCG Holdings - Banking services ............. (1)      610,402
                                                                 ----------
                                                                  3,522,704

            HUNGARY - 0.4%
    47,750  <F33>Cofinec SA - Producer of printed
               packing material .......................... (3)      257,850


            INDIA - 0.8%
   185,000  <F33>Calcutta Electric Supply Company
               GDR - Power transmission ................. (15)      564,250


            INDONESIA - 7.7%
   527,500   Anwar Sierad - Poultry food producer ........ (7)      498,604
   140,000   Bank Rama - Banking services ................ (1)       94,496
   719,000   Bank Nisp - Banking services ................ (1)      664,168
   210,500   Bunas Finance - Capital goods financer ..... (10)      165,054
 1,200,000   Mayora Indah - Diversified food processor ... (7)      670,247
    25,000   Sari Husada - Dairy products producer ....... (7)      154,672
   525,000   Semen Cibinong - Cement producer ............ (4)    1,161,654
 2,500,000   Sona Topas - Duty free retailing ............ (6)      859,291
   325,000   Steady Safe - Urban transportation
               services ................................. (14)      467,777
   299,700   Tigaraksa Satria - Consumer products
               distributor .............................. (14)      772,589
                                                                 ----------
                                                                  5,508,552

            IRELAND - 0.4%
    45,000   Bank of Ireland - Banking and
               financial services ........................ (1)      306,573
                                                                 ----------

            ITALY - 1.9%
    40,000   Bulgari - Luxury goods ..................... (11)      640,000
    75,000  <F33>Mediolanum - Insurance company .... .... (10)      746,939
                                                                 ----------
                                                                  1,386,939

            JAPAN - 16.0%
    15,000   Autobacs Seven - Auto parts retailer ....... (11)    1,453,847
    28,000   Circle K Japan - Convenience stores ........ (11)    1,454,213
        60   DDI - Telecommunications
               equipment and software ................... (13)      524,482
    40,000   Japan Maintenance - Building maintenance .... (3)      969,231
    10,000   Nihon Kaiheiki Industry - Industrial
               switch manufacturer ....................... (5)      164,586
    16,000   Nishio Rent All - Construction
               equipment rental .......................... (4)      383,304
    24,000   Promise - Consumer lending.................. (10)    1,185,023
    35,000   Sankyo Co. Ltd. - Pharmaceuticals ........... (8)      908,883
    35,200   Sanyo Pax - Consumer product packaging
               manufacturer .............................. (7)      772,459
    25,000   Shaddy - Merchandise wholesaler ............ (11)      493,759
    20,000   TDK Corporation - Electrical machinery ..... (13)    1,195,995
    46,000   Teikoku Hormone - Pharmaceuticals ........... (8)      651,945
    34,700   Xebio - Sporting goods and casual
               menswear retailer ........................ (11)    1,304,046
                                                                 ----------
                                                                 11,461,773

            KOREA - 0.8%
    30,000   Keumkang Development - Retail
               and hotel operator ........................ (6)      543,639


            MEXICO - 5.0%
    25,000  <F33>Carso Grupo A1 - Multi-industry
               conglomerate .............................. (9)      177,324
    90,000  <F33>Empresas (ICA) Socidad Controladora -
               Commercial construction ................... (4)    1,248,750
   350,000   Grupo Financiero Banamex Accival - Banking
               services .................................. (1)      727,225
   200,000  <F33>Grupo Financeiro Inbursa S.A. DE
               C.V. - Banking services ................... (1)      827,950
    69,000   Sigma BCP - Food products ................... (7)      614,041
                                                                 ----------
                                                                  3,595,290

            NETHERLANDS - 0.6%
     8,250  <F33>Smit Internationale NV - Maritime
               services ................................. (14)      445,031


            NEW ZEALAND - 0.4%
    21,000  <F33>Tranz Rail Holdings - Railway
               transportation ........................... (14)      291,375


            NORWAY - 3.7%
    52,500   Ark ASA - Computer equipment retailer ...... (13)      991,085
    85,000   Fokus Bank - Regional bank .................. (1)      463,701
    25,000   Merkantildata - Information technology
               provider ................................. (13)      312,062
    25,000  <F33>Nycomed AS - Medical imaging products and
               pharmaceutical research ................... (8)      360,219
    40,000   Schibsted AS - Newspaper publisher .......... (2)      517,791
                                                                 ----------
                                                                  2,644,858

            PHILIPPINES - 4.3%
 2,750,000  <F33>Bankard, Inc. - Credit card provider ... (10)    1,154,580
10,000,000   Engineering Equipment, Inc. -
               Industrial construction ................... (4)      877,863
 3,000,000   House of Investments, Inc. -
               Multi-industry conglomerate ............... (9)    1,053,435
                                                                 ----------
                                                                  3,085,878

            PORTUGAL - 2.2%
    60,000   Sonae Investimentos - SGPS -
               Multi-industry conglomerate ............... (9)    1,560,383


            SINGAPORE - 0.9%
    90,000   Jardine Matheson Holdings LTD -
               Multi-industry conglomerate ............... (9)      661,500


            SPAIN - 6.6%
    35,000   Argentaria - Banking and financial
               services .................................. (1)    1,528,456
    16,012   Conservera Campofrio SA - Food producer ..... (7)      605,430
     8,500   Corporacion Financiera Alba, S.A. -
               Multi-industry conglomerate ............... (9)      707,863
     6,000   Fomento Construcciones y Contratas -
               Multi-industry conglomerate ............... (4)      496,856
    50,392   Omsa Alimentacion, S.A. - Food producer ..... (7)      170,066
    65,000   Telefonica de Espana, S.A. -
               Telecommunication services ............... (13)    1,198,391
                                                                 ----------
                                                                  4,707,062


            SWEDEN - 10.1%
    16,000   Astra - Pharmaceutical research services .... (8)      708,146
    45,000   Caran AB Class B - Aerospace software ...... (12)      547,197
    50,000  <F33>Enator - Computer software design ...... (12)    1,151,795
    40,000   Kinnevik - Multi-industry conglomerate ...... (9)    1,214,483
    30,000   Marieberg Tidings - Newspaper publisher ..... (2)      752,255
   175,000   Skandinaviska Enskilda Banken -
               Commercial and investment banking ......... (1)    1,401,036
    25,000   Tryckindustri AB - Printing and publishing .. (2)      462,606
    16,000   WM-Data Nordic AB - Administrative support
               services .................................. (3)    1,015,090
                                                                 ----------
                                                                  7,252,608

            SWITZERLAND - 2.0%
     1,500   Adia SA - Employment services ............... (3)      376,740
     1,500   SMH - Schweizerische Gesellschaft - watch
               manufacturer ............................. (11)    1,043,833
                                                                 ----------
                                                                  1,420,573

            THAILAND - 0.9%
   110,000   The Pizza PLC - Fast food restaurant ........ (7)      628,324


            UNITED KINGDOM - 8.0%
   325,000   The Corporate Services Group PLC -
               Employment services ....................... (3)      913,574
   125,000   Ethical Holdings - Pharmaceuticals .......... (8)    1,218,750
    50,000   Filofax Group PLC - Stationery supplies and
               personal organizers ....................... (5)      205,001
    25,000   Jarvis Porter Group PLC - Printer ........... (3)       95,123
   190,000  <F33>Pet City Holdings - Pets and pet
               supply retailer .......................... (11)    1,180,308
    65,000   Reckitt & Colman - Household goods
               manufacturer .............................. (5)      684,423
   150,000   Tomkins PLC - Multi-industry conglomerate ... (9)      561,423
   225,000   Vodafone Group PLC - Mobile
               telecommunications ....................... (13)      836,892
                                                                 ----------
                                                                  5,695,494
                                                                 ----------

            TOTAL COMMON AND PREFERRED STOCKS
            (Cost $67,414,509) ...............................  $71,134,885

            SHORT TERM INVESTMENTS - 2.4%
$1,744,000  Investment in repurchase agreement
              (U.S. Treasury obligations) in a
              joint trading pool at 4.75% dated
              6/28/96 due 7/1/96 (Cost $1,744,000) ...........  $ 1,744,000
                                                                 ----------


            TOTAL INVESTMENTS - 101.9%
            (Cost $69,158,509) ...............................  $72,878,885
                                                                -----------
            Other assets less liabilities - (1.9%) ...........   (1,367,187)
                                                                -----------

            NET ASSETS (<F34>) ....      ........................  $71,511,698
                                                                 ==========

<F33>   Non-income producing securities
<F34>   Percentages for the various classifications relate to net assets

The accompanying notes to financial statements are an integral part of this schedule.



                           PORTFOLIO DIVERSIFICATION
                                  BY INDUSTRY

                                  Industry       Market         Percent of
                               Classification    Value        Total Net Assets
                               --------------    -----        ----------------
   Banking                           (1)      $10,651,322           14.9%
   Broadcast/Publishing              (2)        4,843,430            6.8
   Business & Public Services        (3)        3,832,609            5.3
   Construction/Housing              (4)        4,168,427            5.8
   Consumer Cyclicals                (5)        1,932,904            2.7
   Consumer Services                 (6)        1,402,930            2.0
   Food/Restaurants                  (7)        4,113,843            5.7
   Health Care Services              (8)        7,443,360           10.4
   Multi-Industry                    (9)        6,503,213            9.1
   Special Financial                (10)        4,633,171            6.5
   Retailing                        (11)        9,078,961           12.7
   Software                         (12)        3,840,758            5.4
   Telecommunication/Technology     (13)        5,933,639            8.3
   Transportation/Distribution      (14)        1,976,772            2.8
   Utilities                        (15)          779,546            1.1
                                              -----------         ------
   Total common and preferred stocks           71,134,885           99.5
   Total short term investments                 1,744,000            2.4
                                              -----------         ------
   Total investments                           72,878,885          101.9
   Other assets in excess of liabilities       (1,367,187)          (1.9)
                                              -----------         ------
   Net assets                                 $71,511,698         100.0%
                                              ===========         ======



    The accompanying notes are an integral part of the financial statements.



                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1996

ASSETS:
 Investments in securities, at value (cost $69,158,509) ...     $72,878,885
 Foreign currency (cost $2,028,051) .......................       2,033,390
 Cash .....................................................             524
 Receivable for investments sold ..........................       1,940,263
 Receivable from foreign currency sold ....................       4,008,217
 Receivable from fund shares sold .........................         262,889
 Interest receivable ......................................             690
 Dividends receivable .....................................         273,165
 Prepaid registration expenses ............................          17,960
 Organizational costs .....................................          32,940
                                                                 ----------
    Total assets ..........................................      81,448,923


LIABILITIES:
 Payable for investments purchased ........................       5,763,184
 Payable for foreign currency purchased ...................       4,014,759
 Payable for withholding tax liability ....................          36,995
 Payable for registration expenses ........................          17,960
 Payable for organizational costs .........................          32,940
 Payable for operating expenses ...........................          71,387
                                                                 ----------
    Total liabilities .....................................       9,937,225
                                                                 ----------
    Net assets ............................................     $71,511,698
                                                                 ==========

NET ASSETS CONSIST OF THE FOLLOWING:
 Fund shares issued and outstanding .......................     $66,518,353
 Net unrealized appreciation on investments
    and foreign currency transactions .....................       3,708,410
 Accumulated undistributed net investment income ..........         237,011
 Accumulated undistributed net realized gain on
    sales of investments and foreign
    currency transactions .................................       1,047,924
                                                                 ----------
                                                                $71,511,698
                                                                ===========

NET ASSET VALUE PER SHARE
 Net asset value, offering price and redemption
    price per share ($0.01 par value, 5,000,000,000
    shares authorized, [$71,511,698/5,921,803
    shares outstanding]) ..................................          $12.08
                                                                     ======

The accompanying notes are an integral part of the statements.



                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                            STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM COMMENCEMENT OF OPERATIONS
                   (DECEMBER 28, 1995) THROUGH JUNE 30, 1996


INVESTMENT INCOME:
 Interest ...............................................  $    56,582
 Dividends (net of foreign taxes withheld of $76,130)....      494,060
                                                            ----------
   Total investment income ..............................      550,642

EXPENSES:
 Advisory fees ..........................................      133,215
 Transfer agent fees ....................................       61,664
 Custodian fees .........................................       42,965
 Professional fees ......................................       31,336
 Registration fees ......................................       24,292
 Accounting fees ........................................       18,816
 Directors' fees ........................................        7,500
 Insurance ..............................................        3,667
 Organizational costs ...................................        3,660
 Shareholder communications .............................        1,538
 Other operating expenses ...............................        4,878
                                                            ----------
    Total expenses ......................................      333,531
                                                            ----------
    Net investment income ...............................      217,111



REALIZED AND UNREALIZED GAINS
 ON INVESTMENTS - NET:
 Net realized gain (loss) on:
   Investments ..........................................    1,087,925
   Foreign currency related transactions ................      (40,001)
                                                            ----------
                                                             1,047,924

 Net increase in unrealized appreciation (depreciation) of:
   Investments ..........................................    3,720,376
   Foreign currency related transactions ................      (11,966)
                                                            ----------
                                                             3,708,410

 Net gain on investments ................................    4,756,334
                                                            ----------
 Net increase in net assets resulting from operations ...   $4,973,445
                                                            ==========

    The accompanying notes are an integral part of the statements.



                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE PERIOD FROM COMMENCEMENT OF OPERATIONS
                   (DECEMBER 28, 1995) THROUGH JUNE 30, 1996


OPERATIONS:
 Net investment income ..................................   $  217,111
 Net realized gain on investments .......................    1,087,925
 Net realized loss on foreign currency transactions .....      (40,001)
 Net increase in unrealized appreciation (depreciation) on:
   Investments ..........................................    3,720,376
   Foreign currency related transactions ................      (11,966)
                                                            ----------
   Net increase in net assets resulting
     from operations ....................................    4,973,445


FUND SHARE ACTIVITIES:
 Proceeds from shares issued (6,080,442 shares) .........   68,360,994
 Cost of shares redeemed (158,639 shares) ...............   (1,822,741)
                                                            ----------
 Net increase in net assets .............................   66,538,253
                                                            ----------

 Net increase in net assets resulting from Fund
   share activities .....................................   66,538,253
                                                            ----------
 Net assets at the end of the period ....................  $71,511,698
                                                            ==========

         The accompanying notes are an integral part of the statements.



                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                               Period ended June 30, 1996 <F37>
                                               ------------------------------
Net asset value, commencement of operations
 (December 28, 1995)..................................   $10.00
Income from investment operations:
Net investment income.................................     0.04
Net realized and unrealized gains
 on securities and foreign currency held..............     2.04
                                                         ------
 Total from investment operations.....................     2.08
                                                         ------
Net asset value, end of period........................   $12.08
                                                         ======
Total return..........................................    20.8%<F36>
Ratios/supplemental data:
 Net assets, end of period (millions).................   $71.5
 Ratio of expenses to average net assets..............     2.5%<F35>
 Ratio of net investment income to average net assets.     1.6%<F35>
 Portfolio turnover rate..............................    57.0%

<F35>  Annualized
<F36>  Not annualized
<F37>  For the period from commencement of operations (December 28, 1995)
       through June 30, 1996

         The accompanying notes are an integral part of the statements.



                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1996

(1) Organization:
    Artisan International Fund (the "Fund") is a series of Artisan Funds,
    Inc. which was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations December 28, 1995.

(2) Summary of significant accounting policies:

     (a) Security valuation - Each security is valued at the latest sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last sales price reported from previous trading activities. Securities for which prices are not readily available or which management believes that the last sales price is not reflective of the fair value of the security are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute substantially all of its taxable income as well as realized gains from the sale of investment securities to its shareholders and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded no later than the first business day after the trade date. Net realized gains and losses on common stocks are computed on the specific identification basis.

     (d) Foreign currency translation - Values of investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

     (e) Use of estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results may differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

(3) Transactions with affiliates:

    Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

          Average Daily Net Asset Value Annual Rate
          -----------------------------------------
          Less than $500 million                  1.000%
          $500 million to $750 million            0.975%
          $750 million to $1 billion              0.950%
          Greater than $1 billion                 0.925%

  The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.50% of average daily net assets annually.

(4) Organization costs and prepaid registration expenses:

  Organization costs are amortized over sixty months. These expenses were paid by the Adviser which will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption. Registration expenses of the Fund are amortized over twelve months.

(5) Line of credit arrangements:

  Artisan Funds, Inc. is party to a line of credit agreement under which the Fund may borrow 10% of net assets up to a maximum of $20 million. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. The Fund made no borrowing under the line of credit during the year ended June 30, 1996.

(6) Investment transactions:

  For the period from commencement of operations (December 28, 1995) to June 30, 1996, the cost of purchases and the proceeds from the sales investment securities (excluding short-term securities) was $82,211,597 and $15,701,084, respectively.

(7) Income tax information:

  Aggregate gross unrealized appreciation (depreciation) on investments as of June 30, 1996, based on investment cost of $69,363,108 for federal tax purposes, is as follows:

    Aggregate gross unrealized appreciation on investments      $ 4,865,448
    Aggregate gross unrealized depreciation on investments       (1,122,145)
                                                                -----------
    Net unrealized appreciation                                 $ 3,743,303
                                                                ===========



100 East Wisconsin Avenue     Telephone 414-276-9500
Suite 1500
Milwaukee, WI 53202


Price Waterhouse, LLP




            Index of Exhibits Filed with this Registration Statement

Exhibit   EDGAR
number    Exhibit No.                   Exhibit
-------   -----------    ------------------------------------------------------

1.3       Ex-99.B1.3     Articles of Amendment dated January 16, 1997
9.1       Ex-99.B9.1     Amendment No. 1 to Transfer Agency Agreement
10.2      Ex-99.B10.2    Opinion and Consent of Counsel dated January 17,
                         1997 with respect to Artisan International Fund.
11        Ex-99.B11      Consent of Independent Accountants.
17.2B     Ex-99.27.2B    Financial Data Schedule.
18        Ex-99.B18      Multiple Class Plan pursuant to Rule 18f-3